UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09347

Columbia Funds Master Investment Trust, LLC
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Annual Report

February 28, 2010

International/Global
Stock Funds

■  Columbia Global Value Fund

■  Columbia International Value Fund

■  Columbia Marsico Global Fund

■  Columbia Marsico International Opportunities Fund

■  Columbia Multi-Advisor International Equity Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of Contents

Economic Update	1

Columbia Global Value Fund	3

Columbia International Value Fund	8

Columbia Marsico Global Fund	13

Columbia Marsico International Opportunities Fund	18

Columbia Multi-Advisor International Equity Fund	23

Investment Portfolios	28

Financial Statements	46

Report of Independent Registered Public Accounting Firm	96

Federal Income Tax Information	97

Columbia International Value Master Portfolio	98

Investment Portfolio	99

Financial Statements	102

Report of Independent Registered Public Accounting Firm	113

Fund Governance	114

Board Consideration and Re-Approval of Current Investment Advisory and Sub-Advisory Agreements	117

Board Consideration and Approval of Proposed Investment Advisory and Sub-Advisory Agreements	121

Summary of Management Fee Evaluation by Independent Fee Consultant	128

Important Information About This Report	137

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

As we previously announced, Bank of America has reached a definitive agreement to sell Columbia Management's long-term asset management business to Ameriprise Financial, Inc. This includes the management of its equity and fixed-income mutual funds.

This transaction combines two leading asset management firms and will create one entity that is expected to rank as one of the top asset managers. It is anticipated that the combined U.S. asset management business will operate under the well-regarded Columbia Management brand. The combined U.S. asset management business will be led by Ted Truscott, currently president, U.S. asset management, annuities and chief investment officer, Ameriprise Financial. Michael A. Jones, currently president of Columbia Management, will serve as president, U.S. asset management. Colin Moore, chief investment officer at Columbia Management, will continue to serve in that role for the combined organization. I will also continue in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide you with the highest quality products and services. We will work closely with colleagues at Ameriprise Financial to seek a seamless transition for our clients and to keep you informed as the transition progresses and key decisions are made. We want to assure you that the funds' portfolio managers continue to focus on providing uninterrupted service to Columbia fund shareholders. Columbia Management and Ameriprise Financial will operate independently until all required approvals, including fund board, fund shareholder and other client approvals, have been received and the transaction closes, which is expected to occur in the spring of this year.

Meanwhile, transition teams across the company have been formed to oversee integration efforts including rebranding initiatives, vendor and system consolidations and client communications. Throughout the transition, we seek to build on best practices from both legacy organizations with enhancements to productivity, quality and the delivery of world-class customer experiences.

Clearly, we have a lot of work ahead of us in 2010. We look forward to introducing our combined business with an even wider breadth of products and capabilities. Everyone at Columbia Management and Ameriprise Financial is excited about the opportunities for this combined organization. I share this optimism and believe it will position us as a best-in-class asset management business with the ability to deliver more for clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Past performance is no guarantee of future results.

Economic Update – International/Global Stock Funds

After a deep and difficult recession, the World Bank estimates that global gross domestic product (GDP) declined 2.2% in 2009. However, many economies began to regain their footing midway through the year. Growth turned positive in the second half of 2009 in the United States, Japan, the United Kingdom, Germany and France. In some smaller euro zone countries, such as Spain and Italy, recession continued through the year, and debt problems remain a problem for Greece, Spain, Portugal and Italy. For 2010, global economic growth is expected to rise at a rate of 2.7%.

Stimulus spending aided recovery

Growth around the world was aided by government stimulus spending, but the emerging markets of China, India and Brazil were notable for their use of stimulus to help jumpstart the global recovery. All three countries have capitalized on policies put in place over the past decade to stimulate domestic demand and succeeded through a combination of spending, tax cuts and other incentives.

Hopes for a sustained recovery around the world now depend on a number of factors including a rebound in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the export markets, the latter of which appears to be underway. According to Moodys.com, surveys of manufacturers across the world show export orders up after the steepest decline in trade since the 1930s. The employment picture in developed countries is also improving, in the sense that job losses have slowed. However, it could take until 2011 for job growth to accelerate in a meaningful way, raising concerns about the sustainability of recovery where unemployment remains stubbornly high.

Manufacturing activity has picked up around the world, and the technology sector has been a significant beneficiary. Demand for both hardware and software have increased after a sharp decline in 2008 and 2009. India reports that its outsourcing pipeline is filling again. In the United States, the manufacturing sector was one of the first signs that the economy was on the mend. In Asia and South America, stimulus spending, strong domestic demand and a rebound in trade have driven manufacturing activity sharply higher. However, manufacturing in eurozone countries lags the rest of the world.

Stocks bottomed, then rebounded

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued throughout the period. The U.S. stock market returned 53.62% for the 12-month period, as measured by the S&P 500 Index.1 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,2 a broad gauge of stock market performance in foreign developed markets, gained 54.58% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in last year's

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Summary

For the 12-month period that ended February 28, 2010

■   After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index, the MSCI EAFE Index and the MSCI Emerging Markets Index.

S&P Index	MSCI EAFE Index

MSCI EMI Index

Economic Update (continued) – International/Global Stock Funds downdraft, but they bounced back stronger than domestic or developed world markets in 2009 as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index3 returned 91.63% (in U.S. dollars), led by strong performances from India and the regions of Eastern Europe and South America.

Past performance is no guarantee of future results.

3The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Fund Profile – Columbia Global Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+48.97%

Class A shares (without sales charge)

+54.30%

MSCI World Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 48.97% without sales charge. The MSCI World Index1 returned 54.30% for the same period.

■  The fund underperformed its benchmark, the MSCI World Index.

■  Overweights in telecommunication services, pharmaceuticals (in the health care sector) and an overweight in Japan, as well as stock selection in certain segments of the financials sector, were the primary detractors from relative performance. Industry weights are a residual of our bottom-up, stock-specific investment approach.

Portfolio Management

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation. CMA has retained Brandes Investment Partners, L.P. ("Brandes") to serve as an investment subadvisor. As the investment subadvisor, Brandes manages the fund on a day-to-day basis. Brandes is an SEC-registered investment advisor and unaffiliated with Bank of America Corporation.

The following are the seven voting members of Brandes' Large Cap Investment Committee who are jointly responsible for making day-to-day investment decisions for the Fund: Glenn R. Carlson, Brent V. Woods, Amelia Maccoun Morris, Jim Brown, Keith Colestock, Brent Fredberg, and Jeffrey Germain. Chief Executive Officer (CEO) Glenn R. Carlson has been with Brandes since 1986, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent V. Woods has been with Brandes since 1995, serving as Managing Partner from 1998-2002 and Managing Director of Investments since 2002. Amelia Maccoun Morris has been with Brandes since 1998, serving as a Senior Research Analyst from 1998-2004, and Director of Investments since 2004. Jim Brown has been with Brandes since 1996, serving as a Senior Research Analyst from 1996-2004, and Director of Investments since 2004. Keith Colestock has been with Brandes since 1995, serving as a Portfolio Manager from 1995-2001, Senior Research Analyst from 2001-2004, and Director of Investments since 2004. Brent Fredberg has been with Brandes since 1999, serving as an Analyst from 1999-2003, and Senior Research Analyst since 2003. Jeffrey Germain has been with Brandes since 2001, serving as a Research Associate from 2001-2004, Senior Research Associate from 2004-2005, and Research Analyst since 2005.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

1The Morgan Stanley Capital International (MSCI) World Index is an index that tracks the performance of global stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information – Columbia Global Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.63
Class B	2.38
Class C	2.38
Class Z	1.38

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/16/01 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/16/01 – 02/28/10 ($)

Sales charge	without	with
Class A	12,292	11,585
Class B	11,511	11,511
Class C	11,529	11,529
Class Z	12,611	n/a

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		Z
Inception	04/16/01		04/16/01		04/16/01		04/16/01
Sales charge	without	with	without	with	without	with	without
1-year	48.97	40.49	47.63	42.63	47.88	46.88	49.50
5-year	–2.54	–3.68	–3.26	–3.47	–3.23	–3.23	–2.24
Life	2.35	1.67	1.60	1.60	1.62	1.62	2.65

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	44.73	36.50	43.79	38.79	43.78	42.78	45.04
5-year	–0.97	–2.14	–1.72	–1.94	–1.72	–1.72	–0.70
Life	2.90	2.23	2.14	2.14	2.13	2.13	3.17

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Global Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	998.30	1,016.71	8.08	8.15	1.63
Class B	1,000.00	1,000.00	994.70	1,012.99	11.77	11.88	2.38
Class C	1,000.00	1,000.00	996.50	1,012.99	11.78	11.88	2.38
Class Z	1,000.00	1,000.00	998.30	1,017.95	6.84	6.90	1.38

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Global Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)

Class A	5.85
Class B	5.62
Class C	5.63
Class Z	5.91

Distributions declared per share

03/01/09 – 02/28/10 ($)

Class A	0.27
Class B	0.22
Class C	0.22
Class Z	0.29

For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 48.97% without sales charge. The MSCI World Index returned 54.30% for the same period. In a period of rising stock market performance around the world, the fund generated strong positive returns. However, overweights in telecommunication services, pharmaceuticals (in the health care sector) and an overweight in Japan detracted from the fund's returns relative to its benchmark. Stock selection in commercial banks and insurance (in the financials sector) also hampered relative performance. This negative performance was largely the result of the fund's exposure to Japanese companies in the financials sector. Please keep in mind that industry weights are not strategic. They are a residual of our bottom-up, stock-specific investment approach.

Strong gains from a range of industry groups

Positions in commercial banks in the financials sector, pharmaceuticals in the health care sector, semiconductors & semiconductor equipment in the technology sector and diversified telecommunication services made the largest positive contributions to the fund's absolute returns. Top performers from these groups included Fifth Third Bancorp and PNC Financial Services Group (1.5% and 2.1% of net assets, respectively), both commercial banks located in the United States, and French pharmaceuticals firm Sanofi-Aventis (2.6% of net assets).

In commercial banks, performance was amplified relative to the benchmark by an overweight in the group relative to the benchmark. However, stock selection in commercial banks detracted from performance. In the semiconductors & semiconductor equipment industry, stock selection aided relative performance while overweights in pharmaceuticals and telecommunications detracted from relative performance. An underweight in the oil, gas and & consumable fuels industry also benefited the fund's relative return as the group underperformed the overall return of the index.

Country weights delivered mixed results

The fund's positions in the United States, Netherlands and France generated strong absolute returns relative to the benchmark. Stock selection in the U.S. market and an overweight in Netherlands aided relative returns. U.S. based Micron Technology and France-based STMicroelectronics (1.8% of net assets) were top performers in these markets. In France, Carrefour, a food & staples retailing firm, generated strong returns. The fund's holdings in Japan, Sweden and Germany were also solid performers, but stock selection within these country allocations detracted from relative returns relative to the benchmark. A lack of exposure to Australia and Canada, and an overweight in Japan also hampered performance relative to the benchmark.

Portfolio Managers' Report (continued) – Columbia Global Value Fund

Stock-specific research drove portfolio changes

During the period, our company-by-company analysis led to several adjustments in the portfolio. For example, we sold our positions in U.S. based Wyeth, a pharmaceutical company, and Unisys, a technology company, as well as South Korea-based KT Corporation, a telecommunications company. We used the proceeds to pursue what we believe to be more attractive opportunities. For example, we invested in Valero Energy (1.0% of net assets), a U.S.-based oil, gas & consumable fuels company, and Seven & I Holdings (0.5% of net assets), a Japan-based food & staples retailer. We made these investments at prices that we considered to be attractive.

Looking ahead

Looking ahead, we plan to continue to incorporate what we have learned during the difficult market environment of the past two years to help us evaluate individual companies and determine their individual values. We will seek to avoid the temptation to make knee-jerk reactions that deviate from our philosophy. Our goal is to exercise patience in analyzing companies and searching for opportunities to invest when we believe there are meaningful discounts between intrinsic value and market price, in order to build portfolios that have an opportunity for long-term appreciation. We appreciate your trust and will continue to work diligently on behalf of the fund's shareholders to position the portfolio for the long term.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Source for all statistical data: Columbia Management Advisors, LLC.

Source for all stock-specific commentary: Brandes

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/28/10 (%)

Financials	21.0
Telecommunication Services	19.7
Information Technology	18.4
Health Care	16.2
Consumer Staples	13.0

Top 10 holdings

as of 02/28/10 (%)

Nippon Telegraph & Telephone	3.5
Deutsche Telekom AG	3.3
Pfizer	3.3
AT&T	2.9
Verizon Communications	2.8
Safeway	2.8
Microsoft	2.7
Sanofi-Aventis	2.6
Dell	2.5
GlaxoSmithKline	2.5

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia International Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+45.57%

Class A shares (without sales charge)

+60.15%

MSCI EAFE Value Index

+54.58%

MSCI EAFE Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

The fund is a feeder fund that invests all or substantially all of its assets in a master portfolio. Holding information referenced in this section is that of the master portfolio.

Summary

■  For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 45.57% without sales charge.

■  The fund underperformed its benchmark, the MSCI EAFE Value Index.1 Prior to April 1, 2009, the fund's benchmark was the MSCI EAFE Index2. The fund changed its benchmark effective April 1, 2009 because the Advisor believes that the MSCI EAFE Value Index more closely aligns with the historical value bias of the fund and better conveys the fund's characteristics and risk profile compared to the prior benchmark.

■  Although the fund enjoyed strong gains from all sectors of the market, stock selection and sector allocation within commercial banks and within companies based in Japan had a negative impact on relative performance. Sector allocation is a residual of our investment process.

Portfolio Management

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation. CMA has retained Brandes Investment Partners, L.P. ("Brandes") to serve as an investment subadvisor. As the investment subadvisor, Brandes manages the master portfolio on a day-to-day basis. Brandes is an SEC-registered investment advisor and unaffiliated with Bank of America Corporation.

The following are the seven voting members of Brandes' Large Cap Investment Committee who are jointly responsible for making day-to-day investment decisions for the Fund: Glenn R. Carlson, Brent V. Woods, Amelia Maccoun Morris, Jim Brown, Keith Colestock, Brent Fredberg, and Jeffrey Germain. Chief Executive Officer (CEO) Glenn R. Carlson has been with Brandes since 1986, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent V. Woods has been with Brandes since 1995, serving as Managing Partner from 1998-2002 and Managing Director of Investments since 2002. Amelia Maccoun Morris has been with Brandes since 1998, serving as a Senior Research Analyst from 1998-2004, and Director of Investments since 2004. Jim Brown has been with Brandes since 1996, serving as a Senior Research Analyst from 1996-2004, and Director of Investments since 2004. Keith Colestock has been with Brandes since 1995, serving as a Portfolio Manager from 1995-2001, Senior Research Analyst from 2001-2004, and Director of Investments since 2004. Brent Fredberg has been with Brandes since 1999, serving as an Analyst from 1999-2003, and Senior Research Analyst since 2003. Jeffrey Germain has been with Brandes since 2001, serving as a Research Associate from 2001-2004, Senior Research Associate from 2004-2005, and Research Analyst since 2005.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Value Index is a subset of the MSCI EAFE Index, and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index, and consists of those securities classified by Morgan Stanley Capital International, Inc. (MSCI) as most representing the value style, such as higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.

2The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance Information – Columbia International Value Fund

Performance of a $10,000 investment 03/01/00 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)

Sales charge	without	with
Class A	17,652	16,636
Class B	16,390	16,390
Class C	16,385	16,385
Class Z	18,110	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.38
Class B	2.13
Class C	2.13
Class Z	1.13

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		Z
Inception	12/27/95		05/22/98		06/15/98		12/27/95
Sales charge	without	with	without	with	without	with	without
1-year	45.57	37.25	44.61	39.61	44.44	43.44	45.94
5-year	2.23	1.02	1.48	1.27	1.47	1.47	2.49
10-year	5.85	5.22	5.07	5.07	5.06	5.06	6.12

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	44.33	36.02	43.23	38.23	43.32	42.32	44.56
5-year	4.08	2.86	3.31	3.09	3.31	3.31	4.34
10-year	5.71	5.08	4.92	4.92	4.92	4.92	5.97

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia International Value Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	989.40	1,017.80	6.95	7.05	1.41
Class B	1,000.00	1,000.00	986.90	1,014.08	10.64	10.79	2.16
Class C	1,000.00	1,000.00	986.10	1,014.08	10.64	10.79	2.16
Class Z	1,000.00	1,000.00	991.40	1,019.04	5.73	5.81	1.16

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia International Value Fund

For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 45.57% without sales charge. The fund's benchmark, the MSCI EAFE Value Index, returned 60.15% over the same period. In a strong rally for stock markets around the world, gains were made across almost all sectors and countries. The fund's commercial bank holdings generated strong returns. However, stock selection and an underweight in the industry, as well as stock selection and an overweight in Japan, were the largest detractors from performance relative to the benchmark, for the period.

Mixed results from stock selection and sector allocation

Broad market gains produced strong returns across most industries. Share prices for the fund's commercial banks, diversified telecommunication services, and semiconductors & semiconductor equipment holdings generally advanced. Top performers from these industries included Barclays (1.2% of net assets), a commercial bank domiciled in the United Kingdom; Portugal Telecom (3.1% of net assets), a diversified telecommunication services firm based in Portugal; and United Microelectronics, a Taiwan-based semiconductors & semiconductor equipment company. The fund had more exposure than the benchmark to both diversified telecommunication and semiconductors & semiconductor equipment stocks, which also aided performance, as did stock selection in the semiconductors & semiconductor equipment industry.

Despite strong absolute returns, the fund's holdings in the commercial banks industry were the largest detractors from performance relative to the benchmark. This negative performance relative to the benchmark, was largely the result of the fund's exposure to Japanese commercial banks. Stock selection and industry weight (which was a residual of stock selection) accounted for much of the performance shortfall relative to the benchmark.

The impact of country allocations

Among countries, investments in companies based in Japan, the United Kingdom and France generally had positive impact on fund performance. Top performers from these markets included Sony, a Japan-based household durables firm; AstraZeneca, a U.K. pharmaceuticals company and Sanofi-Aventis (2.7% and 2.5% of net assets, respectively), a French-based pharmaceuticals company. However, an overweight in Japan and individual stock selection detracted from performance during a period in which Japan lagged overall index performance.

Stock-specific research drove portfolio changes

During the period, our company-by-company analysis drove several adjustments to the portfolio. For example, we sold the fund's positions in United Microelectronics, to pursue what we believe to be more attractive opportunities. We purchased shares of the Japan-based office electronics company, Canon, and UBS (1.9% and 0.7% of net assets, respectively), a capital markets firm based in Switzerland, at prices that we considered to be attractive.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)

Class A	13.48
Class B	13.02
Class C	12.99
Class Z	13.62

Distributions declared per share

03/01/09 – 02/28/10 ($)

Class A	0.21
Class B	0.13
Class C	0.13
Class Z	0.24

Portfolio Managers' Report (continued) – Columbia International Value Fund

Top 5 sectors

as of 02/28/10 (%)

Telecommunication Services	20.6
Financials	18.8
Information Technology	15.4
Health Care	12.8
Consumer Staples	11.2

Top 10 holdings

as of 02/28/10 (%)

Portugal Telecom	3.1
Sanofi-Aventis	2.7
Deutsche Telekom	2.6
AstraZeneca	2.3
Carrefour SA	2.2
Nippon Telegraph & Telephone	2.2
GlaxoSmithKline	2.1
Nokia	2.1
Unilever NV	2.1
Rohm	2.0

The master portfolio is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund is a feeder fund that invests all or substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

Looking ahead

Looking ahead, we plan to continue to incorporate what we have learned during the difficult market environment of the past two years to help us evaluate individual companies and determine their individual values. We will seek to avoid the temptation to make knee-jerk reactions that deviate from our philosophy. Our goal is to exercise patience in analyzing companies and searching for opportunities to invest when we believe there are meaningful discounts between intrinsic value and market price, in order to build portfolios that have an opportunity for long-term appreciation. We appreciate your trust and will continue to work diligently on behalf of the fund's shareholders to position the portfolio for the long term.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Source for all statistical data: Columbia Management Advisors, LLC.

Source for all stock-specific commentary: Brandes

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Fund Profile – Columbia Marsico Global Fund

Summary

■  For the 12-month period ended February 28, 2010, the fund's Class A shares returned 58.22% without sales charge.

■  The fund performed in line with its benchmark but outperformed its peer group average. As of August 31, 2009 and going forward, fund performance will only be compared to the MSCI All Country World Index ND (net of dividends)1, which includes the impact of an estimated withholding tax on dividend reinvestment in its return.

■  As global equities appreciated sharply, sector positioning benefited fund performance, as did stock selection in several sectors. Changing currency values hampered returns relative to the benchmark.

Portfolio Management

Corydon J. Gilchrist has managed the fund since April 2008. He is associated with Marsico Capital Management, LLC, investment sub-advisor to the fund.

James G. Gendelman has managed the fund since 2000. He is associated with Marsico Capital Management, LLC, investment sub-advisor to the fund.

Thomas F. Marsico has managed the fund since April 2008. He is associated with Marisco Capital Management, LLC ("MCM"), investment sub-advisor to the fund.

Columbia Management Advisors, LLC ("CMA") and MCM are SEC-registered investment advisors. CMA is an indirect, wholly owned subsidiary of Bank of America Corporation. CMA has retained MCM to serve as investment sub-advisor. As the investment sub-advisor, MCM makes the investment decisions and manages all or a portion of the fund. MCM is not affiliated with Bank of America.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

1The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+58.22%

Class A shares (without sales charge)

+58.12%

MSCI All Country World Index ND

+58.96%

MSCI All Country World Index GD

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Marsico Global Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	8.79
Class C	9.54
Class R	9.04
Class Z	8.54

Annual operating expense ratio

after contractual waivers (%)*

Class A	1.60
Class C	2.35
Class R	1.85
Class Z	1.35

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 06/30/10. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/30/08 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Global Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/30/08 – 02/28/10 ($)

Sales charge	without	with
Class A	7,879	7,426
Class C	7,780	7,780
Class R	7,845	n/a
Class Z	7,923	n/a

Average annual total return as of 02/28/10 (%)

Share class	A		C		R	Z
Inception	04/30/08		04/30/08		04/30/08	04/30/08
Sales charge	without	with	without	with	without	without
1-year	58.22	49.23	57.17	56.17	57.86	58.79
Life	–12.19	–14.98	–12.80	–12.80	–12.40	–11.93

Average annual total return as of 03/31/10 (%)

Share class	A		C		R	Z
Sales charge	without	with	without	with	without	without
1-year	60.37	51.10	59.27	58.27	59.82	60.73
Life	–8.85	–11.62	–9.54	–9.54	–9.11	–8.66

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Marsico Global Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,138.40	1,016.86	8.48	8.00	1.60
Class C	1,000.00	1,000.00	1,134.10	1,013.14	12.43	11.73	2.35
Class R	1,000.00	1,000.00	1,137.00	1,015.62	9.80	9.25	1.85
Class Z	1,000.00	1,000.00	1,140.10	1,018.10	7.16	6.76	1.35

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Marsico Global Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)

Class A	7.85
Class C	7.78
Class R	7.83
Class Z	7.88

Distributions declared per share

03/01/09 – 02/28/10 ($)

Class A	0.03
Class C	0.00
Class R	0.02
Class Z	0.04

For the 12-month period ended February 28, 2010, the fund's Class A shares returned 58.22% without sales charge. The fund's return was slightly higher than the 58.12% return of its benchmark, the MSCI All Country World Index ND (net of dividends), and well above the 51.81% average return of its peer group, the Lipper Global Large-Cap Growth Funds Classification1. Sector allocation plus stock selection across a range of sectors enhanced relative performance.

Favorable stock selection and sector positioning aided returns

Financials was the best-performing sector within the fund's benchmark, and several of the fund's financials holdings did even better, including Standard Chartered (1.8% of net assets), a major bank operating in Asia, Africa and the Middle East, India-headquartered ICICI Bank (1.6% of net assets) and Brazil-based Itau Unibanco (sold during the period). In the consumer discretionary sector, Lululemon Athletica, a Canada-based apparel maker, Hong Kong-based consumer product distributor Li & Fung and Brazil-headquartered homebuilder Gafisa (1.2%, 2.5% and 3.5% of net assets, respectively) were strong performers. Certain energy positions also contributed positively to overall returns, including Brazilian oil and gas producer OGX Petroleo e Gas Participacoes (1.4% of net assets) and Texas-based contract offshore drilling provider Pride International, which was sold before the end of the reporting period.

We were underweight telecommunications, which was one of the weakest sectors within the benchmark for the period. In addition, stock selection within telecommunications was favorable, as wireless communications tower company Crown Castle International (4.0% of net assets) performed well.

Fluctuating currency values, cash weighed on returns

During the reporting period, the Australian and Canadian dollars appreciated sharply compared to many other world currencies. Because the fund does not actively manage its currency exposure, which is solely a residual of the investment process, and because it had less exposure to companies whose securities trade in these two currencies, currency exposure had a negative impact on returns. In addition, the fund maintained a modest cash position as equity values soared, which hampered results relative to the index, which is fully invested.

Disappointments in health care and materials

Stock selection in the health care and materials sectors detracted from the fund's otherwise strong results. Switzerland-based biotechnology holding Lonza posted a double-digit loss following an announcement that one of its clients had cancelled a

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) – Columbia Marsico Global Fund major new product order. US-based Genzyme, which has been plagued by manufacturing difficulties in key products, posted negative returns as well. Both were sold. Agricultural products firm Monsanto, which was a large position early in the reporting period, had a material, negative impact on performance and was also sold.

Summary

Over the fiscal year, the fund significantly increased its consumer discretionary and financials holdings while lowering exposure to the consumer staples, health care and industrials sectors. At the end of the period, the fund emphasized financials, consumer discretionary, information technology and health care sectors and had no exposure to utilities. The fund's largest country weights were in the United States, Brazil, Switzerland and United Kingdom.

Source for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/28/10 (%)

Financials	25.9
Consumer Discretionary	22.4
Information Technology	14.2
Health Care	7.1
Consumer Staples	5.4

Top 10 holdings

as of 02/28/10 (%)

Wells Fargo	5.3
JPMorgan Chase	4.7
Crown Castle International	4.0
Intuitive Surgical	3.5
Anheuser-Busch InBev	3.4
Walt Disney	3.2
HSBC Holdings	3.0
MasterCard	2.9
PNC Financial Services Group	2.7
Apple	2.6

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Marsico International Opportunities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+51.97%

Class A shares (without sales charge)

+54.58%

MSCI EAFE Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 51.97% without sales charge.

■  The fund, its benchmark, the MSCI EAFE Index1 and its peer group, the Lipper International Large-Cap Growth Fund Classification2 all recorded total returns in excess of 50% for the 12-month period. The fund's return was slightly lower than the return of the benchmark and the average fund in its peer group.

■  Stock selection in health care and the effects of currency fluctuation hampered the fund's relative performance.

Portfolio Management

James G. Gendelman has managed the fund since 2000. He is associated with Marsico Capital Management, LLC, investment sub-advisor to the fund.

Columbia Management Advisors, LLC ("CMA") and Marsico Capital Management, LLC ("MCM") are SEC-registered investment advisors. CMA is an indirect, wholly owned subsidiary of Bank of America Corporation. CMA has retained MCM to serve as investment sub-advisor. As the investment sub-advisor, MCM makes the investment decisions and manages all or a portion of the fund. MCM is not affiliated with Bank of America.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Marsico International Opportunities Fund

Performance of a $10,000 investment 08/01/00 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico International Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 08/01/00 – 02/28/10 ($)

Sales charge	without	with
Class A	13,774	12,982
Class B	12,819	12,819
Class C	12,818	12,818
Class R	13,642	n/a
Class Z	14,109	n/a

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		R	Z
Inception	08/01/00		08/01/00		08/01/00		01/23/06	08/01/00
Sales charge	without	with	without	with	without	with	without	without
1-year	51.97	43.28	50.91	45.91	50.67	49.67	51.73	52.47
5-year	2.65	1.44	1.88	1.57	1.88	1.88	2.46	2.90
Life	3.40	2.76	2.63	2.63	2.62	2.62	3.29	3.66

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	52.52	43.71	51.12	46.12	51.26	50.26	51.89	52.96
5-year	4.59	3.35	3.78	3.46	3.80	3.80	4.37	4.83
Life	4.05	3.42	3.26	3.26	3.27	3.27	3.94	4.31

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns for Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to a higher Rule 12b-1 fee.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.52
Class B	2.27
Class C	2.27
Class R	1.77
Class Z	1.27

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Marsico International Opportunities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,016.30	1,018.00	6.85	6.85	1.37
Class B	1,000.00	1,000.00	1,013.30	1,014.28	10.58	10.59	2.12
Class C	1,000.00	1,000.00	1,012.20	1,014.28	10.58	10.59	2.12
Class R	1,000.00	1,000.00	1,015.50	1,016.76	8.10	8.10	1.62
Class Z	1,000.00	1,000.00	1,018.00	1,019.24	5.60	5.61	1.12

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Marsico International Opportunities Fund

For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 51.97% without sales charge. The fund's benchmark, the MSCI EAFE Index, returned 54.58%. The fund's return was slightly lower than the 53.38% average return of its peer group, the Lipper International Large-Cap Growth Funds Classification. Currency fluctuations were a drag on relative performance, as was stock selection in health care. The fund had strong stock selection in the technology, energy and consumer discretionary sectors and benefited from its lack of exposure to utilities, which underperformed the benchmark for the period.

Favorable stock selection aided performance

In a time when equity prices were rising worldwide, fund performance benefited from good stock selection in a number of sectors. In the technology sector, Taiwan-based HON HAI Precision Industry (0.9% of net assets), which manufactures electronics and computer components, and Dutch semiconductor firm ASML (sold during the period), were strong performers. Two of the fund's Brazil-based stocks also posted solid results. Homebuilder Gafisa (1.6% of net assets) was one of the strongest-performing stocks in the fund and energy company Petroleo Brasileiro also aided fund results prior to being sold.

In the financials sector, Credit Suisse Group and ICICI Bank (3.0% and 1.8% of net assets, respectively) and Brazil-based Itau Unibanco were strong performers. Credit Suisse was the fund's largest position while Itau Unibanco was sold prior to the end of the reporting period. Despite these holdings, the fund's financials underperformed the index because it had less exposure to financials than the index. A lack of exposure to the utility sector aided the fund's performance, as utilities was the weakest performing sector in the benchmark.

Fluctuating currency, cash hampered relative returns

During the reporting period, the Australian and Canadian dollars appreciated sharply compared to many other world currencies. Because the fund does not actively manage its currency exposure, which is solely a residual of the investment process, and because it had less exposure to companies whose securities trade in these two currencies, currency had a negative impact on returns. In addition, the fund maintained a modest cash position as equity values soared, which negatively impacted results relative to the index, which is fully invested at all times.

Disappointments from individual holdings

Several individual stock holdings had a negative impact on results relative to the benchmark. Specialty chemical producer Akzo Nobel (1.0% of net assets) and automobile manufacturer Fiat (sold from the portfolio) had negative performance and were among the fund's weakest holdings.

In health care, Swiss biotechnology firm Lonza Group (1.0% of assets) detracted from the fund's relative results as it posted a double-digit negative return following an announcement that one of its clients cancelled a major new product order. The fund was overweight relative to the index in health care, which also detracted from returns because the sector underperformed the index for the period.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)

Class A	10.00
Class B	9.51
Class C	9.51
Class R	9.99
Class Z	10.15

Distributions declared per share

03/01/09 – 02/28/10 ($)

Class A	0.25
Class B	0.11
Class C	0.11
Class R	0.20
Class Z	0.30

Portfolio Manager's Report (continued) – Columbia Marsico International Opportunities Fund

Top 5 sectors

as of 02/28/10 (%)

Consumer Discretionary	17.5
Financials	16.5
Consumer Staples	12.3
Health Care	10.7
Information Technology	10.6

Top 10 holdings

as of 02/28/10 (%)

Credit Suisse Group	3.0
HSBC Holdings	3.0
Anheuser-Busch InBev	3.0
Telefonica	3.0
BASF	3.0
Teva Pharmaceutical Industries	2.5
Research In Motion	2.5
Inditex SA	2.3
Transocean	2.0
Novo-Nordisk	2.0

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Summary

During the period, we increased the fund's exposure to the consumer discretionary sector and lowered its exposure to the energy and telecommunication services sectors. At the end of the period, the fund's biggest sector weights were in consumer discretionary, financials, consumer staples, health care and information technology. The fund continues to have little or no exposure to the utilities sector. The fund's largest country weights are in Switzerland, Japan, Germany, the United Kingdom, Brazil and France.

Source for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Fund Profile – Columbia Multi-Advisor International Equity Fund

Summary

■  For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 49.61% without sales charge.

■  The MSCI EAFE Index1 returned 54.58%. The average fund in its peer group, the Lipper International Large-Cap Core Funds Classification2, returned 52.19%.

■  In the Columbia-advised portion of the fund, defensive stocks, particularly in the consumer areas, fell short of expectations and generally accounted for the shortfall relative to the index. Unfavorable currency exposure, health care investments and an underweight in financials held back returns relative to the benchmark in the Marsico-advised portion of the fund.

Portfolio Management

Columbia Multi-Advisor International Equity Fund is managed by Marsico Capital Management, LLC ("MCM") and Columbia Management Advisors, LLC ("CMA"). Each manages approximately one-half of the fund's assets. James G. Gendelman manages MCM's portion of the fund. He has been with MCM since 2000. Fred Copper has co-managed CMA's portion of the fund since 2009 and has been associated with CMA or its predecessors since 2005. Colin Moore has co-managed CMA's portion of the fund since 2009 and has been associated with CMA or its predecessors since 2002.

CMA and MCM are SEC-registered investment advisors. CMA is an indirect, wholly owned subsidiary of Bank of America Corporation. CMA has retained MCM to serve as investment sub-advisor. As the investment sub-advisor, MCM makes the investment decisions and manages a portion of the fund. MCM is not affiliated with Bank of America.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+49.61%

Class A shares (without sales charge)

+54.58%

MSCI EAFE Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Multi-Advisor International Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.27
Class B	2.02
Class C	2.02
Class R	1.52
Class Z	1.02

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 03/01/00 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Advisor International Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)

Sales charge	without	with
Class A	9,805	9,242
Class B	9,024	9,024
Class C	9,150	9,150
Class R	9,705	n/a
Class Z	9,965	n/a

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		R	Z
Inception	06/03/92		06/07/93		06/17/92		01/23/06	12/02/91
Sales charge	without	with	without	with	without	with	without	without
1-year	49.61	41.08	48.47	43.47	48.67	47.67	49.28	50.09
5-year	1.06	–0.13	0.31	0.00	0.31	0.31	0.85	1.31
10-year	–0.20	–0.79	–1.02	–1.02	–0.88	–0.88	–0.30	–0.03

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	48.97	40.46	47.97	42.97	48.02	47.02	48.63	49.38
5-year	2.78	1.57	2.02	1.71	2.03	2.03	2.57	3.05
10-year	0.23	–0.37	–0.60	–0.60	–0.47	–0.47	0.12	0.39

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns for Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to a higher distribution and service (Rule 12b-1) fee.

Understanding Your Expenses – Columbia Multi-Advisor International Equity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	993.90	1,018.60	6.18	6.26	1.25
Class B	1,000.00	1,000.00	990.00	1,014.88	9.87	9.99	2.00
Class C	1,000.00	1,000.00	989.90	1,014.88	9.87	9.99	2.00
Class R	1,000.00	1,000.00	992.90	1,017.36	7.41	7.50	1.50
Class Z	1,000.00	1,000.00	995.00	1,019.84	4.95	5.01	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Multi-Advisor International Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)

Class A	10.68
Class B	9.75
Class C	9.63
Class R	10.68
Class Z	10.81

Distributions declared per share

03/01/09 – 02/28/10 ($)

Class A	0.43
Class B	0.36
Class C	0.36
Class R	0.41
Class Z	0.46

For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 49.61% without sales charge. The fund's benchmark, the MSCI EAFE Index, returned 54.58%. The average return of the fund's peer group, the Lipper International Large Cap Core Funds Classification, was 52.19%. In the Columbia-advised portion of the fund, an out-of-index weight in China and an overweight in Switzerland aided performance relative to the benchmark. Stock selection in the financials sector also helpful. However, defensive stocks, particularly in the consumer areas, fell short of expectations and generally accounted for the shortfall relative to the index. The Marsico-advised portion of the fund benefited from stock selection in the information technology, energy and consumer discretionary sectors. However, unfavorable currency exposure and an overweight and stock selection in health care detracted from results relative to the benchmark. An underweight in the strongly-performing financials industry also held back relative returns.

Positioned to capitalize on economic recovery

Since taking over the Columbia-advised portion of the fund in July, the manager has shifted the fund's focus from sector allocation to stock selection. During the period, the manager favored companies that stand to benefit from a global economic recovery. In this regard, Clariant (0.3% of net assets), a Swiss chemical manufacturer, aided relative results, as chemical manufacturing is usually one of the early beneficiaries of an economic recovery. Eastern Platinum (0.2% of net assets) in Canada also helped the fund's return in the face of rising global demand for raw materials. The Turkish airline Turk Hava Yollari (0.2% of net assets) did well on the strength of an upturn in air traffic in the Middle East. In the financials sector, UK-based Barclays (0.8% of net assets) was noteworthy because it was one of the few banks in the UK that did not need bailout money. National Bank of Greece and Spain's Banco Santander (0.3% and 1.5% of net assets, respectively) also helped boost relative returns.

In China, the government has identified consumer demand as an engine of economic growth, and Columbia's manager focused on companies that have the potential to benefit from broad consumption trends, such as Dongfeng Motor Group (0.2% of net assets). Coal is the main source of energy in China, and Yanzhou Coal Mining (0.3% of net assets) was another top performer for the portfolio.

As the stock market gained strength, defensive stocks, particularly in the consumer areas, fell short of expectations and were the major area of disappointment for the fund. Game Group (0.3% of net assets), a UK-based hardware and software retailer, did poorly. A trough in the hardware cycle hurt unit growth. It remains in the portfolio.

For Marsico, stock-specific gains benefited results

Information technology holdings were particularly strong in the Marsico portion of the portfolio. Taiwan-based HON HAI Precision Industry (0.5% of net assets), a manufacturer of electronics and computer components, helped drive returns. Dutch semiconductor company ASML Holdings also benefited results, and the manager took

Portfolio Managers' Report (continued) – Columbia Multi-Advisor International Equity Fund

profits in the stock. In Brazil, energy company Petrobras (Petroleo Brasileiro) figured heavily in performance before being sold. Brazil-based Gafisa (0.8% of net assets), a homebuilder, was also a strong contributor to return. In the financials sector, Swiss-based bank Credit Suisse Group and ICICI Bank in India (1.6% and 1.0% of net assets, respectively) benefited results. Itau Unibanco in Brazil also registered strong results, and the manager took profits in the company.

During the reporting period, the Australian dollar appreciated sharply compared to many other world currencies. Marsico's portfolio performance was hampered by having a significant underweight in companies whose securities were denominated in the Australian dollar. Among health care stocks, certain pharmaceutical companies declined, as did Swiss biotechnology company Lonza Group (0.5% of net assets). In the materials sector, specialty chemical company Akzo Nobel (0.5% of net assets) posted relatively poor performance.

Summary

The Columbia manager believes that reasonable valuations, combined with low interest rates, could help relieve the crisis of confidence that has resulted from debt problems in Europe, particularly in Greece. Columbia has invested in companies, particularly financial institutions, that have the potential to benefit from a solution to Europe's debt problems. The manager has also boosted investment in Japan, where valuations appear compelling.

At the end of the period, Marsico's primary sector allocations included consumer discretionary, financials, consumer staples, health care and information technology. Marsico had significant weights in Switzerland, Japan, Germany, Brazil and France.

Sources for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC and Columbia Management Advisors, LLC.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by to stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/28/10 (%)

Financials	25.0
Consumer Discretionary	12.8
Industrials	9.7
Energy	8.6
Health Care	7.8

Top 10 holdings

as of 02/28/10 (%)

Telefonica	1.9
BASF	1.8
Anheuser-Busch InBev	1.6
Credit Suisse Group	1.6
HSBC Holdings	1.6
HSBC Holdings (Hong Kong Registered Shares)	1.5
Banco Santander	1.5
Schneider Electric	1.5
Teva Pharmaceutical Industries	1.3
Research In Motion	1.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Investment Portfolio – Columbia Global Value Fund

February 28, 2010

Common Stocks – 99.5%
	Shares	Value ($)
Consumer Discretionary – 4.5%
Automobiles – 0.5%
Toyota Motor Corp.	7,000	262,367
Automobiles Total		262,367
Multiline Retail – 1.8%
Marks & Spencer Group PLC	191,019	961,468
Multiline Retail Total		961,468
Specialty Retail – 2.2%
Home Depot, Inc.	38,100	1,188,720
Specialty Retail Total		1,188,720
Consumer Discretionary Total		2,412,555
Consumer Staples – 13.0%
Food & Staples Retailing – 8.8%
Carrefour SA	18,500	853,581
Koninklijke Ahold NV	76,660	939,457
Safeway, Inc.	60,100	1,497,692
Seven & I Holdings Co., Ltd.	12,800	288,719
SUPERVALU, Inc.	23,186	354,050
Wm. Morrison Supermarkets PLC	177,232	806,676
Food & Staples Retailing Total		4,740,175
Food Products – 4.2%
Sara Lee Corp.	78,260	1,061,206
Unilever NV	39,100	1,176,615
Food Products Total		2,237,821
Consumer Staples Total		6,977,996
Energy – 2.0%
Oil, Gas & Consumable Fuels – 2.0%
ENI SpA	24,200	546,014
Valero Energy Corp.	30,200	529,104
Oil, Gas & Consumable Fuels Total		1,075,118
Energy Total		1,075,118
Financials – 21.0%
Commercial Banks – 11.2%
Fifth Third Bancorp.	68,025	830,585
Intesa Sanpaolo SpA (a)	142,178	499,964
Mitsubishi UFJ Financial Group, Inc.	197,500	998,115
Mizuho Financial Group, Inc.	506,900	981,336
PNC Financial Services Group, Inc.	20,863	1,121,595

	Shares	Value ($)
Sumitomo Mitsui Financial Group, Inc.	28,300	909,728
Wells Fargo & Co.	25,159	687,847
Commercial Banks Total		6,029,170
Diversified Financial Services – 3.7%
Bank of America Corp. (b)	71,524	1,191,590
Citigroup, Inc. (a)	232,369	790,054
Diversified Financial Services Total		1,981,644
Insurance – 6.1%
Aegon NV (a)	178,682	1,126,490
Mitsui Sumitomo Insurance Group Holdings, Inc.	44,600	1,144,053
Tokio Marine Holdings, Inc.	37,300	1,051,680
Insurance Total		3,322,223
Financials Total		11,333,037
Health Care – 16.2%
Health Care Equipment & Supplies – 1.6%
Boston Scientific Corp. (a)	112,473	870,541
Health Care Equipment & Supplies Total		870,541
Health Care Providers & Services – 0.6%
Tenet Healthcare Corp. (a)	59,100	311,457
Health Care Providers & Services Total		311,457
Pharmaceuticals – 14.0%
AstraZeneca PLC	25,500	1,121,173
Bristol-Myers Squibb Co.	40,292	987,557
Daiichi Sankyo Co., Ltd.	47,100	953,186
GlaxoSmithKline PLC	73,020	1,351,678
Pfizer, Inc.	100,800	1,769,040
Sanofi-Aventis SA	18,849	1,378,764
Pharmaceuticals Total		7,561,398
Health Care Total		8,743,396
Industrials – 0.9%
Industrial Conglomerates – 0.9%
General Electric Co.	30,040	482,442
Industrial Conglomerates Total		482,442
Industrials Total		482,442
Information Technology – 18.4%
Communications Equipment – 5.0%
Alcatel-Lucent (a)	250,100	759,424
Motorola, Inc. (a)	93,600	632,736

See Accompanying Notes to Financial Statements.

Columbia Global Value Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Telefonaktiebolaget LM Ericsson, Class B	132,289	1,322,927
Communications Equipment Total		2,715,087
Computers & Peripherals – 2.5%
Dell, Inc. (a)	103,030	1,363,087
Computers & Peripherals Total		1,363,087
Electronic Equipment, Instruments & Components – 2.5%
FUJIFILM Holdings Corp.	25,300	804,747
Hitachi Ltd. (a)	156,000	514,469
Electronic Equipment, Instruments & Components Total		1,319,216
Office Electronics – 1.7%
Xerox Corp.	97,300	911,701
Office Electronics Total		911,701
Semiconductors & Semiconductor Equipment – 4.0%
Intel Corp.	57,659	1,183,739
STMicroelectronics NV	112,500	974,261
Semiconductors & Semiconductor Equipment Total		2,158,000
Software – 2.7%
Microsoft Corp.	50,400	1,444,464
Software Total		1,444,464
Information Technology Total		9,911,555
Materials – 3.8%
Chemicals – 3.8%
Akzo Nobel NV	16,700	849,209
Dow Chemical Co.	43,000	1,217,330
Chemicals Total		2,066,539
Materials Total		2,066,539
Telecommunication Services – 19.7%
Diversified Telecommunication Services – 19.7%
AT&T, Inc.	62,827	1,558,738
Brasil Telecom SA, ADR (Ordinary) (a)	11,568	123,315
Brasil Telecom SA, ADR (Preference) (a)	15,672	321,903
Deutsche Telekom AG, Registered Shares	138,403	1,780,913
Nippon Telegraph & Telephone Corp.	43,000	1,873,037

	Shares	Value ($)
Tele Norte Leste Participacoes SA, ADR	14,700	255,339
Telecom Italia SpA	832,893	1,186,278
Telecom Italia SpA, Savings Shares	565,300	600,398
Telefonica SA	42,374	995,012
Telefonos de Mexico SA de CV, ADR, Class L	23,700	371,142
Verizon Communications, Inc.	52,800	1,527,504
Diversified Telecommunication Services Total		10,593,579
Telecommunication Services Total		10,593,579
Total Common Stocks (cost of $68,276,918)		53,596,217
Short-Term Obligation – 1.0%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10 due 03/01/10, at 0.050%, collateralized by a U.S. Government Agency obligation maturing 02/25/13, market value $585,731 (repurchase proceeds $573,002)	573,000	573,000
Total Short-Term Obligation (cost of $573,000)		573,000
Total Investments – 100.5% (cost of $68,849,918) (c)		54,169,217
Other Assets & Liabilities, Net – (0.5)%		(290,570)
Net Assets – 100.0%		53,878,647

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Investments in affiliates during the year ended February 28, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bank of America Corp.	$282,520	$—	$—	$2,861	$1,191,590

(c)  Cost for federal income tax purposes is $74,204,733.

See Accompanying Notes to Financial Statements.

Columbia Global Value Fund

February 28, 2010

The following table summarizes the inputs used, as of February 28, 2010 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$1,188,720	$1,223,835	$—	$2,412,555
Consumer Staples	2,912,948	4,065,048	—	6,977,996
Energy	529,104	546,014	—	1,075,118
Financials	4,621,671	6,711,366	—	11,333,037
Health Care	3,938,595	4,804,801	—	8,743,396
Industrials	482,442	—	—	482,442
Information Technology	5,535,727	4,375,828	—	9,911,555
Materials	1,217,330	849,209	—	2,066,539
Telecommunication Services	4,157,941	6,435,638	—	10,593,579
Total Common Stocks	24,584,478	29,011,739	—	53,596,217
Total Short-Term Obligation	—	573,000	—	573,000
Total Investments	$24,584,478	$29,584,739	$—	$54,169,217

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The Fund was invested in the following countries at February 28, 2010:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
United States*	$24,085,780	44.5
Japan	9,781,437	18.1
Netherlands	5,066,032	9.4
United Kingdom	4,240,995	7.8
France	2,991,768	5.5
Italy	2,832,653	5.2
Germany	1,780,914	3.3
Sweden	1,322,927	2.4
Spain	995,012	1.8
Brazil	700,557	1.3
Mexico	371,142	0.7
	$54,169,217	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia International Value Fund

February 28, 2010

Investment Company – 99.9%
Value ($)
Investment in Columbia Funds Master Investment Trust, LLC, Columbia International Value Master Portfolio (a)	1,638,707,783
Total Investments – 99.9%	1,638,707,783
Other Assets & Liabilities, Net – 0.1%	2,072,106
Net Assets – 100.0%	1,640,779,889

Notes to Investment Portfolio:

(a)  The financial statements of Columbia International Value Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with Columbia International Value Fund's financial statements.

Columbia International Value Fund invests only in Columbia International Value Master Portfolio (the "Master Portfolio"). At February 28, 2010, Columbia International Value Fund owned 86.4% of the Master Portfolio. Columbia International Value Master Portfolio was invested in the following countries at February 28, 2010.

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
Japan	$584,851,970	31.2
United Kingdom	291,331,584	15.5
France	191,609,247	10.2
Netherlands	150,919,204	8.0
Italy	119,318,374	6.4
Switzerland	84,032,878	4.5
Germany	79,977,132	4.3
Brazil	74,131,274	4.0
South Korea	60,469,844	3.2
Portugal	58,804,532	3.1
Finland	40,143,908	2.1
Mexico	37,577,445	2.0
Sweden	32,930,604	1.8
Spain	25,431,898	1.4
United States*	25,250,000	1.3
New Zealand	11,744,172	0.6
Bermuda	6,470,321	0.4
	$1,874,994,387	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Marsico Global Fund

February 28, 2010

Common Stocks – 92.4%
	Shares	Value ($)
Consumer Discretionary – 22.4%
Distributors – 2.5%
Li & Fung Ltd.	30,000	139,523
Distributors Total		139,523
Hotels, Restaurants & Leisure – 0.5%
Chipotle Mexican Grill, Inc., Class A (a)	248	25,968
Hotels, Restaurants & Leisure Total		25,968
Household Durables – 6.2%
Cyrela Brazil Realty SA	8,800	109,808
Gafisa SA	11,192	84,850
Gafisa SA, ADR	3,492	107,240
PDG Realty SA Empreendimentos e Participacoes	4,500	40,265
Household Durables Total		342,163
Internet & Catalog Retail – 0.9%
Amazon.com, Inc. (a)	415	49,136
Internet & Catalog Retail Total		49,136
Media – 3.2%
Walt Disney Co.	5,708	178,318
Media Total		178,318
Multiline Retail – 0.8%
Lojas Renner SA	2,100	45,343
Multiline Retail Total		45,343
Specialty Retail – 2.9%
Inditex SA	2,228	131,392
Rue21, Inc. (a)	992	28,510
Specialty Retail Total		159,902
Textiles, Apparel & Luxury Goods – 5.4%
Compagnie Financiere Richemont SA	3,217	108,466
Lululemon Athletica, Inc. (a)	2,312	66,239
Polo Ralph Lauren Corp.	1,574	125,810
Textiles, Apparel & Luxury Goods Total		300,515
Consumer Discretionary Total		1,240,868
Consumer Staples – 5.4%
Beverages – 3.4%
Anheuser-Busch InBev NV	3,725	186,452
Beverages Total		186,452
Food Products – 2.0%
Nestle SA, Registered Shares	2,268	112,846
Food Products Total		112,846
Consumer Staples Total		299,298

	Shares	Value ($)
Energy – 3.9%
Energy Equipment & Services – 1.5%
National-Oilwell Varco, Inc.	1,900	82,593
Energy Equipment & Services Total		82,593
Oil, Gas & Consumable Fuels – 2.4%
OGX Petroleo e Gas Participacoes SA	8,600	74,952
Petroleo Brasileiro SA, ADR	1,305	55,658
Oil, Gas & Consumable Fuels Total		130,610
Energy Total		213,203
Financials – 25.9%
Capital Markets – 2.0%
Credit Suisse Group AG, Registered Shares	1,266	56,214
Julius Baer Group Ltd.	1,745	54,287
Capital Markets Total		110,501
Commercial Banks – 15.1%
First Midwest Bancorp, Inc.	3,438	46,723
HSBC Holdings PLC	14,913	163,632
ICICI Bank Ltd., ADR	2,261	86,483
PNC Financial Services Group, Inc.	2,742	147,410
Standard Chartered PLC	4,250	100,745
Wells Fargo & Co.	10,632	290,679
Commercial Banks Total		835,672
Diversified Financial Services – 4.7%
JPMorgan Chase & Co.	6,263	262,858
Diversified Financial Services Total		262,858
Real Estate Management & Development – 4.1%
BR Malls Participacoes SA (a)	6,600	85,826
Hang Lung Properties Ltd.	27,000	103,657
IFM Investments Ltd., ADR (a)	5,300	37,100
Real Estate Management & Development Total		226,583
Financials Total		1,435,614
Health Care – 7.1%
Biotechnology – 3.5%
Celgene Corp. (a)	1,176	69,995
Gilead Sciences, Inc. (a)	2,616	124,548
Biotechnology Total		194,543
Health Care Equipment & Supplies – 3.6%
Intuitive Surgical, Inc. (a)	566	196,481
Health Care Equipment & Supplies Total		196,481
Health Care Total		391,024

See Accompanying Notes to Financial Statements.

Columbia Marsico Global Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Industrials – 5.0%
Aerospace & Defense – 1.6%
Precision Castparts Corp.	784	88,396
Aerospace & Defense Total		88,396
Commercial Services & Supplies – 0.6%
Ritchie Bros Auctioneers, Inc.	1,714	35,943
Commercial Services & Supplies Total		35,943
Construction & Engineering – 0.4%
AECOM Technology Corp. (a)	801	21,707
Construction & Engineering Total		21,707
Electrical Equipment – 1.4%
ABB Ltd., Registered Shares (a)	3,832	77,514
Electrical Equipment Total		77,514
Marine – 1.0%
Kuehne & Nagel International AG	581	52,705
Marine Total		52,705
Industrials Total		276,265
Information Technology – 14.2%
Communications Equipment – 1.8%
Research In Motion Ltd. (a)	1,404	99,515
Communications Equipment Total		99,515
Computers & Peripherals – 3.0%
Apple, Inc. (a)	712	145,689
Compellent Technologies, Inc. (a)	1,345	20,888
Computers & Peripherals Total		166,577
Electronic Equipment, Instruments & Components – 0.3%
Digital China Holdings Ltd.	9,000	14,146
Electronic Equipment, Instruments & Components Total		14,146
Internet Software & Services – 2.9%
Baidu, Inc., ADR (a)	86	44,607
Google, Inc., Class A (a)	150	79,020
OpenTable, Inc. (a)	1,128	38,442
Internet Software & Services Total		162,069
IT Services – 2.9%
MasterCard, Inc., Class A	719	161,322
IT Services Total		161,322

	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 1.1%
Cree, Inc. (a)	938	63,625
Semiconductors & Semiconductor Equipment Total		63,625
Software – 2.2%
Adobe Systems, Inc. (a)	1,448	50,173
Citrix Systems, Inc. (a)	1,629	70,063
Software Total		120,236
Information Technology Total		787,490
Materials – 4.5%
Chemicals – 2.1%
Novozymes A/S, Class B	679	69,694
Praxair, Inc.	652	48,991
Chemicals Total		118,685
Metals & Mining – 2.4%
BHP Billiton PLC	4,351	133,153
Metals & Mining Total		133,153
Materials Total		251,838
Telecommunication Services – 4.0%
Wireless Telecommunication Services – 4.0%
Crown Castle International Corp. (a)	5,846	220,979
Wireless Telecommunication Services Total		220,979
Telecommunication Services Total		220,979
Total Common Stocks (cost of $4,278,749)		5,116,579
Preferred Stock – 0.8%
Consumer Discretionary – 0.8%
Multiline Retail – 0.8%
Lojas Americanas SA	6,500	46,759
Multiline Retail Total		46,759
Consumer Discretionary Total		46,759
Total Preferred Stock (cost of $40,047)		46,759

See Accompanying Notes to Financial Statements.

Columbia Marsico Global Fund

February 28, 2010

Short-Term Obligation – 7.9%
	Par ($)	Value ($)
Repurchase agreement with State Street Bank and Trust Co., dated 02/26/10, due 03/01/10 at 0.010%, collateralized by a U.S. Government Agency obligation maturing 09/17/10, market value $447,931 (repurchase proceeds $435,000)	435,000	435,000
Total Short-Term Obligation (cost of $435,000)		435,000
Total Investments – 101.1% (cost of $4,753,796) (b)		5,598,338
Other Assets & Liabilities, Net – (1.1)%		(61,849)
Net Assets – 100.0%		5,536,489

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $4,889,279.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$861,487	$379,381	$—	$1,240,868
Consumer Staples	—	299,298	—	299,298
Energy	213,203	—	—	213,203
Financials	957,079	478,535	—	1,435,614
Health Care	391,024	—	—	391,024
Industrials	146,046	130,219	—	276,265
Information Technology	773,344	14,146	—	787,490
Materials	48,991	202,847	—	251,838
Telecommunication Services	220,979	—	—	220,979
Total Common Stocks	3,612,153	1,504,426	—	5,116,579
Total Preferred Stock	46,759	—	—	46,759
Total Short-Term Obligation	—	435,000	—	435,000
Total Investments	$3,658,912	$1,939,426	$—	$5,598,338

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The Fund was invested in the following countries at February 28, 2010:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
United States*	$3,110,425	55.6
Brazil	650,701	11.6
Switzerland	462,032	8.3
United Kingdom	397,530	7.1
Hong Kong	243,180	4.3
Canada	201,697	3.6
Belgium	186,452	3.3
Spain	131,392	2.4
India	86,483	1.5
Denmark	69,694	1.2
China	58,752	1.1
	$5,598,338	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Marsico International Opportunities Fund

February 28, 2010

Common Stocks – 93.8%
	Shares	Value ($)
Consumer Discretionary – 17.5%
Automobiles – 2.6%
Daimler AG, Registered Shares	360,865	15,065,462
Honda Motor Co., Ltd.	479,700	16,629,816
Automobiles Total		31,695,278
Distributors – 1.9%
China Resources Enterprise Ltd.	1,986,000	6,972,102
Li & Fung Ltd.	3,336,000	15,514,980
Distributors Total		22,487,082
Hotels, Restaurants & Leisure – 2.9%
Accor SA	277,539	14,037,506
Compass Group PLC	1,890,174	14,053,295
Ctrip.com International Ltd., ADR (a)	163,666	6,256,951
Hotels, Restaurants & Leisure Total		34,347,752
Household Durables – 5.3%
Cyrela Brazil Realty SA	1,577,700	19,686,874
Gafisa SA	2,480,264	18,802,876
Panasonic Corp.	959,700	13,340,419
PDG Realty SA Empreendimentos e Participacoes	1,367,128	12,232,775
Household Durables Total		64,062,944
Media – 1.0%
Publicis Groupe SA	309,224	12,197,961
Media Total		12,197,961
Specialty Retail – 2.3%
Inditex SA	460,496	27,156,863
Specialty Retail Total		27,156,863
Textiles, Apparel & Luxury Goods – 1.5%
Adidas AG	242,555	12,018,710
Swatch Group AG	21,703	6,034,616
Textiles, Apparel & Luxury Goods Total		18,053,326
Consumer Discretionary Total		210,001,206
Consumer Staples – 12.3%
Beverages – 5.6%
Anheuser-Busch InBev NV	716,877	35,882,749
Heineken NV	379,517	18,639,873
Pernod-Ricard SA	170,309	12,831,098
Beverages Total		67,353,720
Food & Staples Retailing – 3.6%
FamilyMart Co., Ltd.	422,300	13,532,423

	Shares	Value ($)
Metro AG	352,771	18,087,606
Tesco PLC	1,863,131	11,923,261
Food & Staples Retailing Total		43,543,290
Food Products – 2.1%
JBS SA	1,525,600	7,665,356
Nestle SA, Registered Shares	361,386	17,980,993
Food Products Total		25,646,349
Household Products – 1.0%
Reckitt Benckiser Group PLC	225,913	11,877,394
Household Products Total		11,877,394
Consumer Staples Total		148,420,753
Energy – 5.5%
Energy Equipment & Services – 2.0%
Transocean Ltd. (a)	304,403	24,297,447
Energy Equipment & Services Total		24,297,447
Oil, Gas & Consumable Fuels – 3.5%
CNOOC Ltd.	7,846,300	12,312,044
OGX Petroleo e Gas Participacoes SA	2,026,300	17,659,976
Reliance Industries Ltd., GDR (b)	284,450	12,060,680
Oil, Gas & Consumable Fuels Total		42,032,700
Energy Total		66,330,147
Financials – 16.5%
Capital Markets – 4.6%
Credit Suisse Group AG, Registered Shares	817,435	36,296,625
Daiwa Securities Group, Inc.	2,458,000	12,145,444
Julius Baer Group Ltd.	208,750	6,494,229
Capital Markets Total		54,936,298
Commercial Banks – 8.9%
Banco Bilbao Vizcaya Argentaria SA	545,495	7,093,486
BNP Paribas	164,874	11,927,723
HSBC Holdings PLC	3,284,610	36,040,239
ICICI Bank Ltd., ADR	579,769	22,176,164
Mizuho Financial Group, Inc.	6,162,900	11,931,102
Standard Chartered PLC	497,559	11,850,545
Toronto-Dominion Bank	92,870	5,934,783
Commercial Banks Total		106,954,042

See Accompanying Notes to Financial Statements.

Columbia Marsico International Opportunities Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Real Estate Management & Development – 3.0%
CapitaLand Ltd.	7,618,000	20,485,196
Cheung Kong Holdings Ltd.	686,000	8,387,032
Hang Lung Properties Ltd.	1,866,000	7,163,840
Real Estate Management & Development Total		36,036,068
Financials Total		197,926,408
Health Care – 10.2%
Biotechnology – 1.6%
Actelion Ltd., Registered Shares (a)	115,416	5,882,268
CSL Ltd.	456,357	14,065,072
Biotechnology Total		19,947,340
Health Care Equipment & Supplies – 1.6%
Covidien PLC	386,285	18,974,319
Health Care Equipment & Supplies Total		18,974,319
Life Sciences Tools & Services – 1.0%
Lonza Group AG, Registered Shares	151,989	11,969,531
Life Sciences Tools & Services Total		11,969,531
Pharmaceuticals – 6.0%
Novartis AG, Registered Shares	322,547	17,940,129
Novo-Nordisk A/S, Class B	342,730	24,204,805
Teva Pharmaceutical Industries Ltd., ADR	500,751	30,050,067
Pharmaceuticals Total		72,195,001
Health Care Total		123,086,191
Industrials – 9.0%
Building Products – 0.5%
Daikin Industries Ltd.	171,324	6,594,947
Building Products Total		6,594,947
Electrical Equipment – 4.6%
ABB Ltd., Registered Shares (a)	653,886	13,226,849
Alstom SA	282,706	18,090,569
Schneider Electric SA	225,847	24,119,156
Electrical Equipment Total		55,436,574
Road & Rail – 1.3%
Canadian National Railway Co.	288,660	15,200,836
Road & Rail Total		15,200,836

	Shares	Value ($)
Trading Companies & Distributors – 2.6%
Marubeni Corp.	4,047,000	24,187,709
Noble Group Ltd.	3,053,000	6,884,833
Trading Companies & Distributors Total		31,072,542
Industrials Total		108,304,899
Information Technology – 10.6%
Communications Equipment – 2.5%
Research In Motion Ltd. (a)	421,121	29,849,056
Communications Equipment Total		29,849,056
Electronic Equipment, Instruments & Components – 0.9%
HON HAI Precision Industry Co., Ltd.	2,875,390	11,385,908
Electronic Equipment, Instruments & Components Total		11,385,908
Internet Software & Services – 1.0%
Baidu, Inc., ADR (a)	12,174	6,314,410
Tencent Holdings Ltd.	327,100	6,392,697
Internet Software & Services Total		12,707,107
Office Electronics – 1.5%
Canon, Inc.	436,800	18,166,200
Office Electronics Total		18,166,200
Semiconductors & Semiconductor Equipment – 1.6%
Infineon Technologies AG (a)	2,146,731	11,712,849
Sumco Corp. (a)	393,000	7,126,152
Semiconductors & Semiconductor Equipment Total		18,839,001
Software – 3.1%
Autonomy Corp. PLC (a)	641,163	14,957,967
Longtop Financial Technologies Ltd., ADR (a)	254,775	8,458,530
Nintendo Co., Ltd.	49,100	13,357,499
Software Total		36,773,996
Information Technology Total		127,721,268
Materials – 9.2%
Chemicals – 6.6%
Akzo Nobel NV	236,247	12,013,355
BASF SE	635,466	35,684,247
Novozymes A/S, Class B	73,206	7,514,009
Syngenta AG, Registered Shares	92,492	23,935,560
Chemicals Total		79,147,171

See Accompanying Notes to Financial Statements.

Columbia Marsico International Opportunities Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Metals & Mining – 2.6%
ThyssenKrupp AG	375,864	11,899,241
Vale SA, ADR	713,299	19,872,510
Metals & Mining Total		31,771,751
Materials Total		110,918,922
Telecommunication Services – 3.0%
Diversified Telecommunication Services – 3.0%
Telefonica SA	1,526,307	35,840,219
Diversified Telecommunication Services Total		35,840,219
Telecommunication Services Total		35,840,219
Total Common Stocks (cost of $985,168,708)		1,128,550,013
Preferred Stock – 0.5%
Health Care – 0.5%
Health Care Equipment & Supplies – 0.5%
Fresenius AG	88,419	6,218,441
Health Care Equipment & Supplies Total		6,218,441
Health Care Total		6,218,441
Total Preferred Stock (cost of $6,353,670)		6,218,441
Short-Term Obligation – 2.1%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.050%, collateralized by U.S. Government Agency obligations with various maturities to 01/15/14, market value $25,485,938 (repurchase proceeds $24,986,104)	24,986,000	24,986,000
Total Short-Term Obligation (cost of $24,986,000)		24,986,000
Total Investments – 96.4% (cost of $1,016,508,378) (c)		1,159,754,454
Other Assets & Liabilities, Net – 3.6%		43,217,914
Net Assets – 100.0%		1,202,972,368

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally on foreign exchanges or to qualified institutional buyers. At February 28, 2010, this security which is not illiquid, amounted to $12,060,680, which represents 1.0% of net assets.

(c)  Cost for federal income tax purposes is $1,062,984,695.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$56,979,476	$153,021,730	$—	$210,001,206
Consumer Staples	7,665,356	140,755,397	—	148,420,753
Energy	54,018,103	12,312,044	—	66,330,147
Financials	28,110,947	169,815,461	—	197,926,408
Health Care	49,024,386	74,061,805	—	123,086,191
Industrials	15,200,836	93,104,063	—	108,304,899
Information Technology	44,621,996	83,099,272	—	127,721,268
Materials	19,872,510	91,046,412	—	110,918,922
Telecommunication Services	—	35,840,219	—	35,840,219
Total Common Stocks	275,493,610	853,056,403	—	1,128,550,013
Total Preferred Stock	—	6,218,441	—	6,218,441
Total Short-Term Obligation	—	24,986,000	—	24,986,000
Total Investments	$275,493,610	$884,260,844	$—	$1,159,754,454

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Accompanying Notes to Financial Statements.

Columbia Marsico International Opportunities Fund

February 28, 2010

The following table reconciles asset balances for the year ending February 28, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of February 28, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of February 28, 2010
Rights Industrials	$746,858	$—	$33,232	$—	$(780,090)	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The Fund was invested in the following countries at February 28, 2010.

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
Switzerland	$164,058,248	14.2
Japan	137,011,711	11.8
Germany	110,686,554	9.5
United Kingdom	100,702,702	8.7
Brazil	95,920,367	8.3
France	93,204,013	8.0
Spain	70,090,568	6.0
Canada	50,984,675	4.4
China	46,706,734	4.0
Hong Kong	37,950,685	3.3
Belgium	35,882,749	3.1
India	34,236,844	3.0
Denmark	31,718,813	2.7
Netherlands	30,653,228	2.6
Israel	30,050,068	2.6
United States*	24,986,000	2.2
Singapore	20,485,196	1.8
Ireland	18,974,319	1.6
Australia	14,065,072	1.2
Taiwan	11,385,908	1.0
	$1,159,754,454	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Multi-Advisor International Equity Fund

February 28, 2010

Common Stocks – 95.7%
	Shares	Value ($)
Consumer Discretionary – 12.8%
Automobiles – 3.1%
Daimler AG, Registered Shares	224,651	9,378,774
Dongfeng Motor Group Co., Ltd., Class H	2,104,000	3,057,544
Honda Motor Co., Ltd.	465,200	16,127,143
Nissan Motor Co., Ltd. (a)	566,500	4,495,273
Toyota Motor Corp.	266,500	9,988,688
Automobiles Total		43,047,422
Distributors – 1.0%
China Resources Enterprise Ltd.	1,218,000	4,275,941
Li & Fung Ltd.	2,078,000	9,664,307
Distributors Total		13,940,248
Hotels, Restaurants & Leisure – 1.5%
Accor SA	173,542	8,777,494
Compass Group PLC	1,181,906	8,787,378
Ctrip.com International Ltd., ADR (a)	101,760	3,890,285
Hotels, Restaurants & Leisure Total		21,455,157
Household Durables – 2.8%
Cyrela Brazil Realty SA	977,290	12,194,831
Gafisa SA	1,528,706	11,589,117
Panasonic Corp.	594,400	8,262,525
PDG Realty SA Empreendimentos e Participacoes	853,200	7,634,255
Household Durables Total		39,680,728
Leisure Equipment & Products – 0.3%
Altek Corp.	2,406,000	3,863,403
Leisure Equipment & Products Total		3,863,403
Media – 1.0%
Daiichikosho Co., Ltd.	251,700	3,396,796
Publicis Groupe SA	192,503	7,593,667
Vivendi	143,343	3,610,886
Media Total		14,601,349
Specialty Retail – 1.9%
Game Group PLC	3,449,233	4,312,699
Inditex SA	288,006	16,984,598
USS Co., Ltd.	73,390	4,758,021
Specialty Retail Total		26,055,318

	Shares	Value ($)
Textiles, Apparel & Luxury Goods – 1.2%
Adidas AG	150,996	7,481,920
Polo Ralph Lauren Corp. (b)	61,820	4,941,273
Swatch Group AG	13,591	3,779,038
Textiles, Apparel & Luxury Goods Total		16,202,231
Consumer Discretionary Total		178,845,856
Consumer Staples – 7.8%
Beverages – 3.0%
Anheuser-Busch InBev NV	446,267	22,337,565
Heineken NV	235,463	11,564,700
Pernod-Ricard SA	105,371	7,938,663
Beverages Total		41,840,928
Food & Staples Retailing – 2.9%
FamilyMart Co., Ltd.	446,600	14,311,106
Koninklijke Ahold NV	333,047	4,081,442
Matsumotokiyoshi Holdings Co., Ltd.	198,200	4,359,084
Metro AG	217,214	11,137,200
Tesco PLC	1,142,998	7,314,710
Food & Staples Retailing Total		41,203,542
Food Products – 1.4%
JBS SA	946,100	4,753,666
Nestle SA, Registered Shares	224,969	11,193,478
Toyo Suisan Kaisha Ltd.	113,500	3,163,104
Food Products Total		19,110,248
Household Products – 0.5%
Reckitt Benckiser Group PLC	140,635	7,393,896
Household Products Total		7,393,896
Consumer Staples Total		109,548,614
Energy – 8.6%
Energy Equipment & Services – 1.7%
Noble Corp.	122,889	5,193,289
Shinko Plantech Co., Ltd.	323,800	3,199,914
Transocean Ltd. (a)	189,308	15,110,565
Energy Equipment & Services Total		23,503,768
Oil, Gas & Consumable Fuels – 6.9%
AWE Ltd. (a)	2,105,717	4,755,603
BP PLC	1,954,131	17,243,279
CNOOC Ltd.	4,855,089	7,618,377

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
ENI SpA	352,467	7,952,552
OGX Petroleo e Gas Participacoes SA	1,265,100	11,025,828
Reliance Industries Ltd., GDR (c)	177,100	7,509,040
Repsol YPF SA	143,039	3,239,984
Royal Dutch Shell PLC, Class B	620,584	16,242,657
Total SA	317,512	17,717,305
Yanzhou Coal Mining Co., Ltd., Class H	2,006,000	4,258,985
Oil, Gas & Consumable Fuels Total		97,563,610
Energy Total		121,067,378
Financials – 25.0%
Capital Markets – 3.1%
Credit Suisse Group AG, Registered Shares	508,362	22,572,834
Daiwa Securities Group, Inc.	1,521,000	7,515,550
Intermediate Capital Group PLC	1,242,237	4,591,449
Julius Baer Group Ltd.	129,950	4,042,754
Tokai Tokyo Financial Holdings	1,434,000	5,520,041
Capital Markets Total		44,242,628
Commercial Banks – 14.2%
Australia & New Zealand Banking Group Ltd.	485,388	10,066,013
Banco Bilbao Vizcaya Argentaria SA	1,199,504	15,598,062
Banco Santander SA	1,619,022	21,051,168
Bangkok Bank PCL, Foreign Registered Shares	1,055,600	3,719,262
Bank of China Ltd., Class H	6,935,000	3,359,327
Governor & Co. of the Bank of Ireland (a)	1,168,116	1,590,565
Barclays PLC	2,486,459	11,847,972
BNP Paribas	206,597	14,946,152
Commonwealth Bank of Australia	122,751	5,931,711
DBS Group Holdings Ltd.	896,000	8,923,668
HSBC Holdings PLC	2,042,696	22,413,392
HSBC Holdings PLC (Hong Kong Registered Shares)	1,922,436	21,262,296
ICICI Bank Ltd., ADR	361,970	13,845,352
Mizuho Financial Group, Inc.	3,847,700	7,448,977
National Australia Bank Ltd.	151,818	3,461,350
National Bank of Greece SA (a)	247,382	4,614,814

	Shares	Value ($)
National Bank of Pakistan	3,284,743	3,416,133
Standard Chartered PLC	309,739	7,377,167
Sumitomo Mitsui Financial Group, Inc.	172,700	5,551,592
Svenska Handelsbanken AB, Class A	112,192	3,060,583
Toronto-Dominion Bank	150,113	9,592,851
Commercial Banks Total		199,078,407
Consumer Finance – 0.3%
Hitachi Capital Corp.	308,100	4,241,165
Consumer Finance Total		4,241,165
Diversified Financial Services – 0.5%
ING Groep NV (a)	764,657	6,835,448
Diversified Financial Services Total		6,835,448
Insurance – 3.4%
Allianz SE, Registered Shares	28,848	3,331,019
Baloise Holding AG, Registered Shares	83,119	7,149,356
Brit Insurance Holdings NV	435,113	5,102,376
Lincoln National Corp.	120,997	3,046,704
Muenchener Rueckversicherungs- Gesellschaft AG, Registered Shares	51,766	8,010,869
Sampo Oyj, Class A	219,262	5,314,335
XL Capital Ltd., Class A	223,210	4,078,047
Zurich Financial Services AG, Registered Shares	47,882	11,544,275
Insurance Total		47,576,981
Real Estate Investment Trusts (REITs) – 0.8%
Japan Retail Fund Investment Corp.	5,768	6,842,784
Wereldhave NV	46,284	4,167,686
Real Estate Investment Trusts (REITs) Total		11,010,470
Real Estate Management & Development – 2.7%
CapitaLand Ltd.	4,685,500	12,599,552
Cheung Kong Holdings Ltd.	925,300	11,312,712
Hang Lung Properties Ltd.	1,157,000	4,441,888
Hongkong Land Holdings Ltd.	1,102,000	5,069,200
Sinolink Worldwide Holdings Ltd.	25,934,000	4,343,410
Real Estate Management & Development Total		37,766,762
Financials Total		350,751,861

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Health Care – 7.8%
Biotechnology – 0.9%
Actelion Ltd., Registered Shares (a)	71,531	3,645,634
CSL Ltd.	285,776	8,807,710
Biotechnology Total		12,453,344
Health Care Equipment & Supplies – 0.8%
Covidien PLC	240,500	11,813,360
Health Care Equipment & Supplies Total		11,813,360
Health Care Providers & Services – 0.4%
Miraca Holdings, Inc.	178,100	5,392,414
Health Care Providers & Services Total		5,392,414
Life Sciences Tools & Services – 0.5%
Lonza Group AG, Registered Shares	94,616	7,451,258
Life Sciences Tools & Services Total		7,451,258
Pharmaceuticals – 5.2%
Astellas Pharma, Inc.	87,100	3,279,301
AstraZeneca PLC	108,346	4,763,712
Novartis AG, Registered Shares	200,791	11,168,036
Novo-Nordisk A/S, Class B	212,639	15,017,318
Sanofi-Aventis SA	209,130	15,297,410
Santen Pharmaceutical Co., Ltd.	147,700	4,746,283
Teva Pharmaceutical Industries Ltd., ADR	311,417	18,688,134
Pharmaceuticals Total		72,960,194
Health Care Total		110,070,570
Industrials – 9.7%
Aerospace & Defense – 0.3%
BAE Systems PLC	814,711	4,649,819
Aerospace & Defense Total		4,649,819
Airlines – 0.2%
Turk Hava Yollari A.O.	920,174	2,915,521
Airlines Total		2,915,521
Building Products – 0.3%
Daikin Industries Ltd.	105,488	4,060,656
Building Products Total		4,060,656
Commercial Services & Supplies – 0.1%
Aeon Delight Co., Ltd.	141,200	1,932,570
Commercial Services & Supplies Total		1,932,570

	Shares	Value ($)
Construction & Engineering – 1.4%
COMSYS Holdings Corp.	232,600	2,233,190
JGC Corp.	192,000	3,608,982
Maire Tecnimont SpA	1,266,828	3,932,947
Monadelphous Group Ltd.	203,417	2,590,517
Toyo Engineering Corp.	836,000	2,804,074
Vinci SA	77,210	4,042,364
Construction & Engineering Total		19,212,074
Electrical Equipment – 2.9%
ABB Ltd., Registered Shares (a)	404,328	8,178,774
Alstom SA	175,242	11,213,867
Schneider Electric SA	196,905	21,028,317
Electrical Equipment Total		40,420,958
Industrial Conglomerates – 0.8%
DCC PLC	147,145	3,856,930
Siemens AG, Registered Shares	51,201	4,391,528
Tyco International Ltd.	98,479	3,551,153
Industrial Conglomerates Total		11,799,611
Machinery – 0.2%
Demag Cranes AG	98,194	3,235,682
Machinery Total		3,235,682
Professional Services – 0.6%
Atkins WS PLC	578,069	5,081,497
Teleperformance	111,866	3,565,867
Professional Services Total		8,647,364
Road & Rail – 0.7%
Canadian National Railway Co.	179,986	9,478,063
Road & Rail Total		9,478,063
Trading Companies & Distributors – 2.2%
ITOCHU Corp.	347,000	2,796,466
Marubeni Corp.	2,535,000	15,150,937
Mitsui & Co., Ltd.	527,800	8,192,202
Noble Group Ltd.	1,883,000	4,246,361
Trading Companies & Distributors Total		30,385,966
Industrials Total		136,738,284
Information Technology – 7.4%
Communications Equipment – 1.3%
Research In Motion Ltd. (a)	261,895	18,563,118
Communications Equipment Total		18,563,118

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Electronic Equipment, Instruments & Components – 1.0%
FUJIFILM Holdings Corp.	118,700	3,775,634
HON HAI Precision Industry Co., Ltd.	1,768,337	7,002,223
Venture Corp., Ltd.	630,000	3,782,599
Electronic Equipment, Instruments & Components Total		14,560,456
Internet Software & Services – 0.6%
Baidu, Inc., ADR (a)	7,614	3,949,229
Tencent Holdings Ltd.	202,800	3,963,433
Internet Software & Services Total		7,912,662
IT Services – 0.5%
Cap Gemini SA	95,948	4,420,462
Redecard SA	126,500	1,840,993
IT Services Total		6,261,455
Office Electronics – 1.2%
Canon, Inc.	387,500	16,115,848
Office Electronics Total		16,115,848
Semiconductors & Semiconductor Equipment – 1.0%
Infineon Technologies AG (a)	1,339,642	7,309,264
Sumco Corp. (a)	241,800	4,384,488
United Microelectronics Corp., ADR (a)	868,942	2,980,471
Semiconductors & Semiconductor Equipment Total		14,674,223
Software – 1.8%
Autonomy Corp. PLC (a)	399,781	9,326,663
Longtop Financial Technologies Ltd., ADR (a)	158,602	5,265,586
Nintendo Co., Ltd.	30,500	8,297,428
NSD Co., Ltd.	235,900	2,657,841
Software Total		25,547,518
Information Technology Total		103,635,280
Materials – 7.4%
Chemicals – 4.9%
Akzo Nobel NV	147,068	7,478,530
BASF SE	459,302	25,791,853
Clariant AG, Registered Shares (a)	330,915	3,585,619
Kansai Paint Co., Ltd.	808,000	6,548,033
Makhteshim-Agan Industries Ltd.	1,009,677	5,170,256
Novozymes A/S, Class B	44,911	4,609,754

	Shares	Value ($)
Syngenta AG, Registered Shares	57,847	14,969,947
Chemicals Total		68,153,992
Metals & Mining – 2.2%
BlueScope Steel Ltd.	1,042,910	2,261,868
Eastern Platinum Ltd. (a)	2,199,300	2,738,152
First Quantum Minerals Ltd.	38,928	3,033,735
ThyssenKrupp AG	233,981	7,407,456
Vale SA, ADR	446,100	12,428,346
Yamato Kogyo Co., Ltd.	82,400	2,603,374
Metals & Mining Total		30,472,931
Paper & Forest Products – 0.3%
Svenska Cellulosa AB, Class B	326,991	4,833,916
Paper & Forest Products Total		4,833,916
Materials Total		103,460,839
Telecommunication Services – 5.1%
Diversified Telecommunication Services – 3.9%
BCE, Inc.	212,400	5,894,393
France Telecom SA	114,391	2,682,975
Nippon Telegraph & Telephone Corp.	188,400	8,206,517
Tele2 AB, Class B	378,484	5,626,989
Telefonica SA	1,131,944	26,579,922
Telenor ASA (a)	388,900	4,916,203
Diversified Telecommunication Services Total		53,906,999
Wireless Telecommunication Services – 1.2%
Softbank Corp.	207,700	5,440,012
Vodafone Group PLC	5,448,492	11,751,464
Wireless Telecommunication Services Total		17,191,476
Telecommunication Services Total		71,098,475
Utilities – 4.1%
Electric Utilities – 1.9%
E.ON AG	141,827	5,051,021
Enel SpA	1,684,764	9,136,091
Fortum Oyj	266,729	6,795,315
Okinawa Electric Power Co., Inc.	95,200	5,261,208
Electric Utilities Total		26,243,635
Independent Power Producers & Energy Traders – 0.6%
Drax Group PLC	794,689	4,845,754
Energy Development Corp.	31,183,000	3,245,060
Independent Power Producers & Energy Traders Total		8,090,814

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Multi-Utilities – 1.2%
AGL Energy Ltd.	484,647	6,241,477
RWE AG	135,237	11,468,581
Multi-Utilities Total		17,710,058
Water Utilities – 0.4%
Cia de Saneamento Basico do Estado de Sao Paulo	164,200	2,757,640
Guangdong Investment Ltd.	5,252,000	2,638,805
Water Utilities Total		5,396,445
Utilities Total		57,440,952
Total Common Stocks (cost of $1,172,793,601)		1,342,658,109
Preferred Stock – 0.3%
Health Care – 0.3%
Health Care Equipment & Supplies – 0.3%
Fresenius SE	54,799	3,853,971
Health Care Equipment & Supplies Total		3,853,971
Health Care Total		3,853,971
Total Preferred Stock (cost of $3,937,118)		3,853,971
Investment Company – 0.8%
iShares MSCI EAFE Index Fund	217,733	11,457,110
Total Investment Company (cost of $11,556,849)		11,457,110
Short-Term Obligation – 1.6%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.050%, collateralized by U.S. Government Agency obligations maturing 06/15/12, market value $22,685,117 (repurchase proceeds $22,235,093)	22,235,000	22,235,000
Total Short-Term Obligation (cost of $22,235,000)		22,235,000
Total Investments – 98.4% (cost of $1,210,522,568) (d)		1,380,204,190
Other Assets & Liabilities, Net – 1.6%		22,784,271
Net Assets – 100.0%		1,402,988,461

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security is pledged as collateral for open written options contracts.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally on a foreign exchange or to qualified institutional buyers. At February 28, 2010, this security, which is not illiquid, amounted to $7,509,040 which represents 0.5% of net assets.

(d)  Cost for federal income tax purposes is $1,246,876,100.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$40,249,761	$138,596,095	$—	$178,845,856
Consumer Staples	4,753,666	104,794,948	—	109,548,614
Energy	38,838,722	82,228,656	—	121,067,378
Financials	35,632,154	315,119,707	—	350,751,861
Health Care	30,501,494	79,569,076	—	110,070,570
Industrials	13,029,216	123,709,068	—	136,738,284
Information Technology	32,599,397	71,035,883	—	103,635,280
Materials	18,200,233	85,260,606	—	103,460,839
Telecommunication Services	5,894,393	65,204,082	—	71,098,475
Utilities	2,757,640	54,683,312	—	57,440,952
Total Common Stocks	222,456,676	1,120,201,433	—	1,342,658,109
Total Preferred Stock	—	3,853,971	—	3,853,971
Total Investment Company	11,457,110	—	—	11,457,110
Total Short-Term Obligation	—	22,235,000	—	22,235,000
Total Investments	233,913,786	1,146,290,404	—	1,380,204,190
Total Written Call Options	(16,686)	—	—	(16,686)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(3,924,566)	—	(3,924,566)
Total	$233,897,100	$1,142,365,838	$—	$1,376,262,938

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2010

The following table reconciles asset balances for the year ending February 28, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of February 28, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of February 28, 2010
Rights Industrials	$419,147	$—	$116,985	$—	$(536,132)	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At February 28, 2010, the Fund had the following written call option contracts:

Equity Risk

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Polo Ralph Lauren Corp.	$85.0	618	03/20/10	$39,551	$(16,686)
Total written call options (proceeds $39,551)					$(16,686)

For the year ended February 28, 2010, transactions in written call option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at February 28, 2009	—	—
Options written	3,708	$211,284
Options terminated in closing purchase transactions	(2,472)	(111,170)
Options exercised	—	—
Options expired	(618)	(60,563)
Options outstanding at February 28, 2010	618	$39,551

Forward foreign currency exchange contracts outstanding on February 28, 2010 are:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$21,324,967	$21,280,489	03/11/10	$44,478
EUR	40,056,496	42,755,092	03/11/10	(2,698,596)
EUR	1,970,282	2,072,249	03/11/10	(101,967)
EUR	1,315,337	1,399,387	03/11/10	(84,050)
EUR	4,742,565	4,900,713	03/11/10	(158,148)
EUR	2,562,591	2,543,835	03/11/10	18,756
GBP	20,043,761	21,470,573	03/11/10	(1,426,812)
GBP	1,573,495	1,637,331	03/11/10	(63,836)
JPY	7,180,288	7,107,938	03/11/10	72,350
NOK	1,339,218	1,380,110	03/11/10	(40,892)
				$(4,438,717)

Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$1,390,506	$1,405,833	03/11/10	$15,327
CAD	14,376,324	14,252,334	03/11/10	(123,990)
CAD	2,095,577	2,102,884	03/11/10	7,307
CHF	13,789,914	14,274,150	03/11/10	484,236
EUR	5,138,800	5,271,746	03/11/10	132,946
GBP	2,444,100	2,500,848	03/11/10	56,748
ILS	7,134,947	7,127,151	03/11/10	(7,796)
JPY	1,440,934	1,395,069	03/11/10	(45,865)
JPY	1,680,404	1,644,168	03/11/10	(36,236)
SEK	1,383,510	1,403,259	03/11/10	19,749
SGD	3,538,842	3,559,037	03/11/10	20,195
THB	4,289,313	4,257,530	03/11/10	(31,783)
TWD	9,241,936	9,265,249	03/11/10	23,313
				$514,151

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2010

The Fund was invested in the following countries at February 28, 2010:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
Japan	$226,669,221	16.4
United Kingdom	174,308,180	12.6
France	122,835,427	8.9
Switzerland	109,281,002	7.9
Germany	107,849,139	7.8
Spain	83,453,733	6.1
United States*	81,426,501	5.9
Brazil	64,224,677	4.7
Canada	49,300,311	3.6
Australia	44,116,249	3.2
China	42,277,514	3.1
Hong Kong	34,831,517	2.5
Netherlands	34,127,804	2.5
Singapore	29,552,180	2.1
Israel	23,858,391	1.7
Belgium	22,337,565	1.6
India	21,354,393	1.6
Italy	21,021,590	1.5
Denmark	19,627,072	1.4
Taiwan	13,846,097	1.0
Sweden	13,521,487	1.0
Finland	12,109,650	0.9
Ireland	5,447,496	0.4
Norway	4,916,204	0.4
Greece	4,614,814	0.3
Thailand	3,719,262	0.3
Pakistan	3,416,133	0.2
Philippines	3,245,060	0.2
Turkey	2,915,521	0.2
	$1,380,204,190	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	Pound Sterling

GDR	Global Depositary Receipt

ILS	Israeli Shekel

JPY	Japanese Yen

NOK	Norwegian Krone

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thailand Baht

TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – International/Global Stock Funds
February 28, 2010

	($)	($)	($)	($)	($)
	Columbia Global Value Fund	Columbia International Value Fund	Columbia Marsico Global Fund	Columbia Marsico International Opportunities Fund	Columbia Multi-Advisor International Equity Fund
Assets
Unaffiliated investments, at identified cost	60,402,031	—	4,753,796	1,016,508,378	1,210,522,568
Affiliated investments, at identified cost	8,447,887	—	—	—	—
Investment in Columbia International Value Master Portfolio, at identified cost	—	2,015,331,886	—	—	—
Total investments, at identified cost	68,849,918	2,015,331,886	4,753,796	1,016,508,378	1,210,522,568
Unaffiliated investments, at value	52,977,627	—	5,598,338	1,159,754,454	1,380,204,190
Affiliated investments, at value	1,191,590	—	—	—	—
Investment in Columbia International Value Master Portfolio, at value	—	1,638,707,783	—	—	—
Total investments, at value	54,169,217	1,638,707,783	5,598,338	1,159,754,454	1,380,204,190
Cash	902	—	765	676	505
Foreign currency (cost of $—, $—, $—, $40,829 and $457,315, respectively)	—	—	—	40,833	459,881
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	895,405
Receivable for:
Investments sold	—	—	43,791	56,356,586	35,306,582
Fund shares sold	—	4,598,528	8,395	2,067,437	4,602,658
Dividends	139,419	—	2,236	790,608	1,795,993
Interest	2	—	—	104	133
Foreign tax reclaims	—	—	3,837	2,950,570	635,186
Expense reimbursement due from investment advisor	9,919	—	11,192	—	—
Prepaid expenses	723	—	59	15,091	17,393
Total Assets	54,320,182	1,643,306,311	5,668,613	1,221,976,359	1,423,917,926
Liabilities
Written options, at value (premium of $—, $—, $—, $— and $39,551, respectively)	—	—	—	—	16,686
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—	4,819,971
Payable for:
Investments purchased	—	—	—	15,089,382	13,124,944
Fund shares repurchased	228,245	1,740,555	32,074	2,087,427	1,450,516
Foreign capital gains taxes withheld	—	—	—	—	64,112
Investment advisory fee	38,582	—	3,302	742,097	698,435
Administration fee	3,551	210,981	—	192,468	170,206
Pricing and bookkeeping fees	5,660	3,167	2,743	13,507	13,968
Transfer agent fee	20,464	346,685	2,413	414,158	294,145
Trustees' fees	41,379	23,679	11,217	45,018	78,598
Audit fee	45,950	18,260	35,000	40,623	36,723
Custody fee	4,109	530	4,668	102,966	113,009
Distribution and service fees	26,482	128,912	1,803	82,676	6,955
Chief compliance officer expenses	118	206	104	209	218
Interest payable	—	—	—	—	39
Other liabilities	26,995	53,447	38,800	193,460	40,940
Total Liabilities	441,535	2,526,422	132,124	19,003,991	20,929,465
Net Assets	53,878,647	1,640,779,889	5,536,489	1,202,972,368	1,402,988,461

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – International/Global Stock Funds
February 28, 2010

	($)	($)	($)	($)	($)
	Columbia Global Value Fund	Columbia International Value Fund	Columbia Marsico Global Fund	Columbia Marsico International Opportunities Fund	Columbia Multi-Advisor International Equity Fund
Net Assets Consist of
Paid-in capital	140,810,101	2,202,943,526	6,717,785	1,950,633,456	1,933,384,639
Undistributed (overdistributed) net investment income	682,456	13,350,907	—	(3,524,958)	(6,317,871)
Accumulated net investment loss	—	—	(26,339)	—	—
Accumulated net realized loss	(72,932,723)	(198,890,441)	(1,999,652)	(887,320,939)	(689,810,772)
Net unrealized appreciation (depreciation) on:
Investments	(14,680,701)	(376,624,103)	844,542	143,246,076	169,681,622
Foreign currency translations	(486)	—	153	(61,267)	(3,907,910)
Foreign capital gains tax	—	—	—	—	(64,112)
Written options	—	—	—	—	22,865
Net Assets	53,878,647	1,640,779,889	5,536,489	1,202,972,368	1,402,988,461
Class A
Net assets	$15,640,918	$380,578,107	$1,990,037	$168,800,724	$24,243,219
Shares outstanding	2,671,771	28,224,101	253,348	16,883,134	2,269,339
Net asset value per share (a)(b)	$5.85	$13.48	$7.85	$10.00	$10.68
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (c)	$6.21	$14.30	$8.33	$10.61	$11.33
Class B
Net assets	$6,276,906	$8,476,206	—	$17,810,168	$1,190,129
Shares outstanding	1,115,996	651,211	—	1,873,681	122,047
Net asset value and offering price per share (a)(b)	$5.62	$13.02	—	$9.51	$9.75
Class C
Net assets	$19,665,314	$63,913,975	$1,425,988	$44,465,610	$1,727,848
Shares outstanding	3,495,884	4,919,043	183,355	4,674,018	179,399
Net asset value and offering price per share (a)(b)	$5.63	$12.99	$7.78	$9.51	$9.63
Class R
Net assets	—	—	$984,155	$3,326,661	$289,013
Shares outstanding	—	—	125,654	333,115	27,060
Net asset value and offering price per share (b)	—	—	$7.83	$9.99	$10.68
Class Z
Net assets	$12,295,509	$1,187,811,601	$1,136,309	$968,569,205	$1,375,538,252
Shares outstanding	2,082,215	87,241,118	144,259	95,423,191	127,215,145
Net asset value and offering price per share (b)	$5.91	$13.62	$7.88	$10.15	$10.81

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  Redemption price per share is equal to net asset value less any applicable redemption fees.

(c)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statements of Operations – International/Global Stock Funds
For the Year Ended February 28, 2010

	($)	($)	($)	($)	($)
	Columbia Global Value Fund	Columbia International Value Fund	Columbia Marsico Global Fund	Columbia Marsico International Opportunities Fund	Columbia Multi-Advisor International Equity Fund
Investment Income
Dividends	2,195,066	—	60,424	27,047,055	41,837,251
Dividends from affiliates	2,861	—	—	—	—
Interest	1,306	—	135	49,351	40,281
Foreign taxes withheld	(202,336)	—	(4,524)	(2,686,990)	(3,894,701)
Allocated from Master Portfolio:
Dividends	—	65,952,980	—	—	—
Interest	—	18,858	—	—	—
Foreign taxes withheld	—	(6,475,552)	—	—	—
Expenses (a)	—	(13,078,201)	—	—	—
Total Investment Income	1,996,897	46,418,085	56,035	24,409,416	37,982,831
Expenses
Investment advisory fee	600,279	—	37,247	10,350,691	9,501,068
Administration fee	65,422	2,523,528	—	2,706,440	2,340,535
Distribution fee:
Class B	60,336	117,908	—	141,837	9,896
Class C	175,288	471,362	8,834	353,171	13,300
Class R	—	—	4,318	15,664	992
Service fee:
Class B	20,112	39,414	—	47,279	3,299
Class C	58,429	157,299	2,945	117,724	4,433
Distribution and service fees—Class A	43,756	839,422	4,057	554,223	58,172
Transfer agent fee	116,551	1,663,353	6,809	1,659,399	1,840,067
Pricing and bookkeeping fees	59,373	38,000	22,418	151,423	155,605
Trustees' fees	38,858	12,882	29,672	41,127	50,304
Custody fee	16,438	3,599	21,659	342,855	556,411
Registration fees	52,546	101,375	18,656	113,047	62,113
Audit fee	46,752	22,980	44,954	57,119	55,741
Legal fees	55,565	30,827	35,333	54,123	55,449
Reports to shareholders	51,249	195,760	24,428	243,968	137,550
Chief compliance officer expenses	610	1,176	587	985	1,091
Other expenses	5,737	10,194	165	48,580	47,477
Expenses before interest expense	1,467,301	6,229,079	262,082	16,999,655	14,893,503
Interest expense	391	—	—	—	2,759
Interest expense allocated from Master Portfolio	—	45	—	—	—
Total Expenses	1,467,692	6,229,124	262,082	16,999,655	14,896,262
Fees waived by transfer agent	(11,254)	—	—	—	—
Fees waived or expenses reimbursed by investment advisor	(187,426)	—	(178,993)	—	—
Expense reductions	—	— *	(1)	(21)	(16)
Net Expenses	1,269,012	6,229,124	83,088	16,999,634	14,896,246
Net Investment Income (Loss)	727,885	40,188,961	(27,053)	7,409,782	23,086,585

See Accompanying Notes to Financial Statements.

Statements of Operations (continued) – International/Global Stock Funds
For the Year Ended February 28, 2010

	($)	($)	($)	($)	($)
	Columbia Global Value Fund	Columbia International Value Fund	Columbia Marsico Global Fund	Columbia Marsico International Opportunities Fund	Columbia Multi-Advisor International Equity Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Foreign Capital Gains Tax and Written Options
Net realized gain (loss) on:
Investments	(37,717,986)	—	114,960	(57,584,371)	(143,284,094)
Foreign currency transactions	15,442	—	(2,915)	(1,032,089)	(2,462,347)
Written options	—	—	—	—	(134,189)
Allocated from Master Portfolio:
Investments	—	(159,876,930)	—	—	—
Foreign currency transactions	—	(99,762)	—	—	—
Net realized gain (loss)	(37,702,544)	(159,976,692)	112,045	(58,616,460)	(145,880,630)
Net change in unrealized appreciation (depreciation) on:
Investments	64,453,095	—	1,805,452	571,634,915	677,866,754
Foreign currency translations	(4,618)	—	261	332,780	(3,640,325)
Foreign capital gains tax	—	—	—	—	(64,112)
Written options	—	—	—	—	22,865
Allocated from Master Portfolio:
Investments	—	603,196,909	—	—	—
Net change in unrealized appreciation (depreciation)	64,448,477	603,196,909	1,805,713	571,967,695	674,185,182
Net Gain	26,745,933	443,220,217	1,917,758	513,351,235	528,304,552
Net Increase Resulting from Operations	27,473,818	483,409,178	1,890,705	520,761,017	551,391,137

*  Rounds to less than $1.00.

(a)  Expenses allocated from Master Portfolio include the Fund's pro-rata portion of the Master Portfolio's investment advisory, administration, pricing and bookkeeping, Trustees' fees and other expenses.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – International/Global Stock Funds

Increase (Decrease) in Net Assets	Columbia Global Value Fund		Columbia International Value Fund				Columbia Marsico Global Fund		Columbia Marsico International Opportunities Fund		Columbia Multi-Advisor International Equity Fund
	Year Ended February 28,		Year Ended February 28,				Year Ended February 28,	Period Ended February 28,	Year Ended February 28,		Year Ended February 28,
	2010 ($)	2009 ($)	2010 ($)		2009 ($)		2010 ($)	2009 ($)(a)	2010 ($)	2009 ($)	2010 ($)	2009 ($)
Operations
Net investment income (loss)	727,885	3,557,259	40,188,961		68,577,762		(27,053)	(2,724)	7,409,782	29,529,687	23,086,585	46,475,156
Net realized gain (loss) on investments, foreign currency transactions and written options	(37,702,544)	(35,267,032)	(159,976,692	)(b)	612,141	(b)	112,045	(2,110,222)	(58,616,460)	(809,465,919)	(145,880,630)	(531,975,204)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, foreign capital gains tax and written options	64,448,477	(61,349,407)	603,196,909	(b)	(1,063,642,912	)(b)	1,805,713	(961,018)	571,967,695	(903,111,442)	674,185,182	(858,099,830)
Net increase (decrease) resulting from operations	27,473,818	(93,059,180)	483,409,178		(994,453,009)		1,890,705	(3,073,964)	520,761,017	(1,683,047,674)	551,391,137	(1,343,599,878)
Distributions to Shareholders
From net investment income:
Class A	(901,429)	—	(5,462,082)		(15,716,871)		(7,179)	—	(5,996,940)	—	(963,875)	(158,648)
Class B	(368,815)	—	(112,512)		(961,592)		—	—	(227,998)	—	(48,849)	—
Class C	(1,033,688)	—	(642,030)		(2,426,795)		—	—	(570,820)	—	(67,661)	—
Class R	—	—	—		—		(1,931)	—	(64,392)	—	(7,655)	(528)
Class Z	(1,181,811)	(167,262)	(20,344,658)		(48,475,840)		(6,194)	—	(30,799,010)	—	(61,842,478)	(16,730,152)
From net realized gains:
Class A	—	(6,633,069)	—		(70,649,622)		—	—	—	(5,202,687)	—	(512,920)
Class B	—	(1,846,971)	—		(4,728,265)		—	—	—	(370,849)	—	(40,298)
Class C	—	(5,823,816)	—		(10,603,426)		—	—	—	(963,694)	—	(50,546)
Class R	—	—	—		—		—	—	—	(34,263)	—	(2,479)
Class Z	—	(4,631,685)	—		(153,916,735)		—	—	—	(20,805,912)	—	(31,250,024)
From return of capital:
Class A	—	—	—		(287,483)		—	—	—	—	—	—
Class B	—	—	—		(21,779)		—	—	—	—	—	—
Class C	—	—	—		(46,825)		—	—	—	—	—	—
Class R	—	—	—		—		—	—	—	—	—	—
Class Z	—	—	—		(732,864)		—	—	—	—	—	—
Total distributions to shareholders	(3,485,743)	(19,102,803)	(26,561,282)		(308,568,097)		(15,304)	—	(37,659,160)	(27,377,405)	(62,930,518)	(48,745,595)
Net Capital Stock Transactions	(35,539,358)	(69,889,382)	29,692,285		(491,788,857)		334,429	6,400,396	(358,865,166)	(459,278,854)	(264,703,264)	(31,050,681)
Redemption Fees	1,259	1,213	111,554		46,200		10	217	114,599	235,668	64,736	166,089
Increase from regulatory settlements	—	—	417,242	(b)	—		—	—	—	—	4,074,606	—
Total increase (decrease) in net assets	(11,550,024)	(182,050,152)	487,068,977		(1,794,763,763)		2,209,840	3,326,649	124,351,290	(2,169,468,265)	227,896,697	(1,423,230,065)
Net Assets
Beginning of period	65,428,671	247,478,823	1,153,710,912		2,948,474,675		3,326,649	—	1,078,621,078	3,248,089,343	1,175,091,764	2,598,321,829
End of period	53,878,647	65,428,671	1,640,779,889		1,153,710,912		5,536,489	3,326,649	1,202,972,368	1,078,621,078	1,402,988,461	1,175,091,764
Undistributed (overdistributed) net investment income at end of period	682,456	3,424,873	13,350,907		(418,865)		—	—	(3,524,958)	26,783,663	(6,317,871)	29,410,962
Accumulated net investment loss, at end of period	—	—	—		—		(26,339)	(86)	—	—	—	—

(a) The Fund commenced operations on April 30, 2008.

(b) Allocated from Master Portfolio.

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Global Value Fund				Columbia International Value Fund
	Year Ended February 28, 2010		Year Ended February 28, 2009		Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	427,165	2,365,575	865,805	6,593,927	11,513,261	151,911,595	5,188,262	80,701,279
Distributions reinvested	149,841	755,198	517,133	4,219,803	337,933	4,687,130	4,682,704	72,546,804
Redemptions	(1,774,695)	(9,485,370)	(6,655,682)	(40,173,276)	(9,268,575)	(118,955,238)	(30,092,388)	(455,400,344)
Net increase (decrease)	(1,197,689)	(6,364,597)	(5,272,744)	(29,359,546)	2,582,619	37,643,487	(20,221,422)	(302,152,261)
Class B
Subscriptions	10,044	48,814	42,932	335,049	79,922	1,055,427	45,185	681,538
Distributions reinvested	61,839	300,533	177,419	1,396,290	7,253	97,260	314,164	4,676,823
Redemptions	(818,402)	(4,385,237)	(893,872)	(5,834,103)	(1,497,283)	(18,383,672)	(1,870,593)	(28,024,189)
Net decrease	(746,519)	(4,035,890)	(673,521)	(4,102,764)	(1,410,108)	(17,230,985)	(1,511,244)	(22,665,828)
Class C
Subscriptions	51,641	251,491	215,776	1,698,276	642,151	8,330,678	242,479	3,574,333
Distributions reinvested	142,059	691,830	492,408	3,875,249	33,260	445,349	597,194	8,774,413
Redemptions	(2,071,935)	(10,710,243)	(3,337,025)	(21,170,736)	(1,235,742)	(14,921,103)	(2,276,085)	(31,995,645)
Net decrease	(1,878,235)	(9,766,922)	(2,628,841)	(15,597,211)	(560,331)	(6,145,076)	(1,436,412)	(19,646,899)
Class Z
Subscriptions	175,537	952,921	1,946,837	8,797,728	29,734,906	387,997,483	23,409,638	347,508,796
Distributions reinvested	35,230	178,616	141,253	1,159,690	764,486	10,702,805	8,033,128	120,862,229
Redemptions	(3,059,097)	(16,503,486)	(4,269,948)	(30,787,279)	(32,234,509)	(383,275,429)	(41,267,291)	(615,694,894)
Net increase (decrease)	(2,848,330)	(15,371,949)	(2,181,858)	(20,829,861)	(1,735,117)	15,424,859	(9,824,525)	(147,323,869)

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Marsico Global Fund				Columbia Marsico International Opportunities Fund
	Year Ended February 28, 2010		Period Ended February 28, 2009 (a)		Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	60,337	431,019	241,432	2,213,067	3,599,341	33,799,461	13,475,313	159,192,848
Distributions reinvested	893	6,994	—	—	612,199	5,585,316	327,476	4,754,957
Redemptions	(31,342)	(199,132)	(17,972)	(115,674)	(16,628,228)	(161,225,189)	(25,620,827)	(233,324,059)
Net increase (decrease)	29,888	238,881	223,460	2,097,393	(12,416,688)	(121,840,412)	(11,818,038)	(69,376,254)
Class B
Subscriptions	—	—	—	—	104,917	926,130	331,625	3,946,145
Distributions reinvested	—	—	—	—	23,266	199,106	23,218	320,175
Redemptions	—	—	—	—	(649,513)	(5,638,652)	(1,147,897)	(11,572,046)
Net decrease	—	—	—	—	(521,330)	(4,513,416)	(793,054)	(7,305,726)
Class C
Subscriptions	33,090	250,189	191,782	1,718,833	382,994	3,548,154	1,236,446	14,495,661
Distributions reinvested	—	—	—	—	52,934	453,616	51,163	705,538
Redemptions	(28,904)	(177,715)	(12,613)	(88,797)	(1,817,095)	(15,707,197)	(3,125,022)	(29,145,367)
Net increase (decrease)	4,186	72,474	179,169	1,630,036	(1,381,167)	(11,705,427)	(1,837,413)	(13,944,168)
Class R
Subscriptions	375	2,449	125,032	1,250,177	156,809	1,508,570	282,635	3,014,362
Distributions reinvested	247	1,931	—	—	6,574	60,626	2,314	33,555
Redemptions	—	—	—	—	(215,226)	(1,993,518)	(155,739)	(1,676,928)
Net increase (decrease)	622	4,380	125,032	1,250,177	(51,843)	(424,322)	129,210	1,370,989
Class Z
Subscriptions	1,980	13,500	141,647	1,422,790	17,351,987	171,310,738	29,968,893	355,905,964
Distributions reinvested	789	6,194	—	—	1,114,727	10,453,698	459,765	6,781,537
Redemptions	(157)	(1,000)	—	—	(42,970,610)	(402,146,025)	(78,938,540)	(732,711,196)
Net increase (decrease)	2,612	18,694	141,647	1,422,790	(24,503,896)	(220,381,589)	(48,509,882)	(370,023,695)

(a) The Fund commenced operations on April 30, 2008.

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Multi-Advisor International Equity Fund
	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	205,292	2,168,886	303,061	4,101,058
Distributions reinvested	76,464	792,878	42,175	554,054
Redemptions	(289,456)	(2,912,919)	(710,083)	(7,743,019)
Net increase (decrease)	(7,700)	48,845	(364,847)	(3,087,907)
Class B
Subscriptions	11,123	109,561	30,582	351,078
Distributions reinvested	4,441	41,580	2,408	34,273
Redemptions	(54,596)	(508,773)	(117,000)	(1,367,398)
Net decrease	(39,032)	(357,632)	(84,010)	(982,047)
Class C
Subscriptions	27,871	266,977	38,313	416,847
Distributions reinvested	4,990	46,261	2,181	30,637
Redemptions	(53,754)	(495,500)	(110,481)	(1,137,680)
Net decrease	(20,893)	(182,262)	(69,987)	(690,196)
Class R
Subscriptions	11,671	121,158	3,071	34,167
Distributions reinvested	577	5,998	177	2,416
Redemptions	(200)	(2,249)	(688)	(7,675)
Net increase	12,048	124,907	2,560	28,908
Class Z
Subscriptions	15,059,511	151,650,965	38,249,816	449,368,814
Distributions reinvested	2,808,809	29,505,142	1,836,310	23,496,332
Redemptions	(44,278,243)	(445,493,229)	(46,138,899)	(499,184,585)
Net decrease	(26,409,923)	(264,337,122)	(6,052,773)	(26,319,439)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

					Year		Period
	Year Ended February 28,				Ended February 29,		Ended February 28,		Year Ended March 31,
Class A Shares	2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$4.14		$9.33		$13.43		$12.64		$11.98		$12.04
Income from Investment Operations:
Net investment income (c)	0.07		0.18		0.19	(d)	0.14		0.16		0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.91		(4.58)		(1.21)		2.07		1.76		0.85
Total from investment operations	1.98		(4.40)		(1.02)		2.21		1.92		0.96
Less Distributions to Shareholders:
From net investment income	(0.27)		—		(0.19)		(0.12)		(0.17)		(0.11)
From net realized gains	—		(0.79)		(2.89)		(1.30)		(1.09)		(0.91)
Total distributions to shareholders	(0.27)		(0.79)		(3.08)		(1.42)		(1.26)		(1.02)
Redemption Fees:
Redemption fees added to paid-in-capital (e)	—		—		—		—		—		—
Net Asset Value, End of Period	$5.85		$4.14		$9.33		$13.43		$12.64		$11.98
Total return (f)	48.97	%(g)	(51.34	)%(g)	(10.43	)%(g)	19.27	%(g)(h)	16.97%		8.64%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.62%		1.60	%(i)	1.51	%(i)	1.53	%(i)(j)	1.45	%(i)	1.52	%(i)
Interest expense	—	%(k)	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—
Net expenses	1.62%		1.60	%(i)	1.51	%(i)	1.53	%(i)(j)	1.45	%(i)	1.52	%(i)
Waiver/Reimbursement	0.30%		0.03%		0.01%		0.01	%(j)	—		—
Net investment income	1.29%		2.45	%(i)	1.50	%(i)	1.17	%(i)(j)	1.32	%(i)	0.94	%(i)
Portfolio turnover rate	5%		10%		38%		12	%(h)	16%		18%
Net assets, end of period (000s)	$15,641		$16,031		$85,257		$114,224		$119,611		$126,679

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

					Year		Period
	Year Ended February 28,				Ended February 29,		Ended February 28,		Year Ended March 31,
Class B Shares	2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$3.98		$9.05		$13.12		$12.40		$11.78		$11.86
Income from Investment Operations:
Net investment income (c)	0.03		0.12		0.10	(d)	0.05		0.07		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	1.83		(4.40)		(1.17)		2.02		1.71		0.84
Total from investment operations	1.86		(4.28)		(1.07)		2.07		1.78		0.86
Less Distributions to Shareholders:
From net investment income	(0.22)		—		(0.11)		(0.05)		(0.07)		(0.03)
From net realized gains	—		(0.79)		(2.89)		(1.30)		(1.09)		(0.91)
Total distributions to shareholders	(0.22)		(0.79)		(3.00)		(1.35)		(1.16)		(0.94)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—
Net Asset Value, End of Period	$5.62		$3.98		$9.05		$13.12		$12.40		$11.78
Total return (f)	47.63	%(g)	(51.61	)%(g)	(11.08	)%(g)	18.44	%(g)(h)	16.08%		7.85%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.37%		2.35	%(i)	2.26	%(i)	2.28	%(i)(j)	2.20	%(i)	2.27	%(i)
Interest expense	—	%(k)	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—
Net expenses	2.37%		2.35	%(i)	2.26	%(i)	2.28	%(i)(j)	2.20	%(i)	2.27	%(i)
Waiver/Reimbursement	0.30%		0.03%		0.01%		0.01	%(j)	—		—
Net investment income	0.61%		1.67	%(i)	0.76	%(i)	0.41	%(i)(j)	0.58	%(i)	0.19	%(i)
Portfolio turnover rate	5%		10%		38%		12	%(h)	16%		18%
Net assets, end of period (000s)	$6,277		$7,408		$22,943		$32,635		$32,564		$34,324

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

					Year		Period
	Year Ended February 28,				Ended February 29,		Ended February 28,		Year Ended March 31,
Class C Shares	2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$3.98		$9.05		$13.13		$12.41		$11.78		$11.86
Income from Investment Operations:
Net investment income (c)	0.03		0.12		0.09	(d)	0.04		0.07		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	1.84		(4.40)		(1.17)		2.03		1.72		0.84
Total from investment operations	1.87		(4.28)		(1.08)		2.07		1.79		0.86
Less Distributions to Shareholders:
From net investment income	(0.22)		—		(0.11)		(0.05)		(0.07)		(0.03)
From net realized gains	—		(0.79)		(2.89)		(1.30)		(1.09)		(0.91)
Total distributions to shareholders	(0.22)		(0.79)		(3.00)		(1.35)		(1.16)		(0.94)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—
Net Asset Value, End of Period	$5.63		$3.98		$9.05		$13.13		$12.41		$11.78
Total return (f)	47.88	%(g)	(51.61	)%(g)	(11.14	)%(g)	18.44	%(g)(h)	16.16%		7.84%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.37%		2.35	%(i)	2.26	%(i)	2.28	%(i)(j)	2.20	%(i)	2.27	%(i)
Interest expense	—	%(k)	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—
Net expenses	2.37%		2.35	%(i)	2.26	%(i)	2.28	%(i)(j)	2.20	%(i)	2.27	%(i)
Waiver/Reimbursement	0.30%		0.03%		0.01%		0.01	%(j)	—		—
Net investment income	0.53%		1.69	%(i)	0.74	%(i)	0.39	%(i)(j)	0.58	%(i)	0.19	%(i)
Portfolio turnover rate	5%		10%		38%		12	%(h)	16%		18%
Net assets, end of period (000s)	$19,665		$21,375		$72,405		$97,465		$92,558		$98,850

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

					Year		Period
	Year Ended February 28,				Ended February 29,		Ended February 28,		Year Ended March 31,
Class Z Shares	2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$4.18		$9.40		$13.53		$12.72		$12.04		$12.10
Income from Investment Operations:
Net investment income (c)	0.10		0.21		0.23	(d)	0.17		0.20		0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.92		(4.61)		(1.23)		2.09		1.77		0.85
Total from investment operations	2.02		(4.40)		(1.00)		2.26		1.97		0.99
Less Distributions to Shareholders:
From net investment income	(0.29)		(0.03)		(0.24)		(0.15)		(0.20)		(0.14)
From net realized gains	—		(0.79)		(2.89)		(1.30)		(1.09)		(0.91)
Total distributions to shareholders	(0.29)		(0.82)		(3.13)		(1.45)		(1.29)		(1.05)
Redemption Fees:
Redemption fees added to paid-in-capital (e)	—		—		—		—		—		—
Net Asset Value, End of Period	$5.91		$4.18		$9.40		$13.53		$12.72		$12.04
Total return (f)	49.50	%(g)	(51.10	)%(g)	(10.26	)%(g)	19.54	%(g)(h)	17.34%		8.84%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.37%		1.35	%(i)	1.26	%(i)	1.28	%(i)(j)	1.20	%(i)	1.27	%(i)
Interest expense	—	%(k)	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—
Net expenses	1.37%		1.35	%(i)	1.26	%(i)	1.28	%(i)(j)	1.20	%(i)	1.27	%(i)
Waiver/Reimbursement	0.30%		0.03%		0.01%		0.01	%(j)	—		—
Net investment income	1.86%		2.81	%(i)	1.77	%(i)	1.42	%(i)(j)	1.60	%(i)	1.19	%(i)
Portfolio turnover rate	5%		10%		38%		12	%(h)	16%		18%
Net assets, end of period (000s)	$12,296		$20,615		$66,875		$117,125		$117,072		$134,337

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

					Period
	Year Ended February 28,				Ended February 29,		Year Ended March 31,
Class A Shares (a)	2010		2009		2008 (b)		2007		2006 (c)		2005
Net Asset Value, Beginning of Period	$9.40		$18.95		$26.02		$24.97		$22.34		$20.64
Income from Investment Operations:
Net investment income (d)	0.33	(e)	0.52		0.65		0.29		0.31		0.23
Net realized and unrealized gain (loss) on investments and foreign currency	3.96		(7.83)		(1.95)		4.34		4.73		2.51
Total from investment operations	4.29		(7.31)		(1.30)		4.63		5.04		2.74
Less Distributions to Shareholders:
From net investment income	(0.21)		(0.53)		(0.68)		(0.34)		(0.35)		(0.25)
From net realized gains	—		(1.70)		(5.09)		(3.24)		(2.06)		(0.79)
From return of capital	—		(0.01)		—		—		—		—
Total distributions to shareholders	(0.21)		(2.24)		(5.77)		(3.58)		(2.41)		(1.04)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—		—		—
Increase from regulatory settlements	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$13.48		$9.40		$18.95		$26.02		$24.97		$22.34
Total return (g)	45.57%		(42.59)%		(7.28	)%(h)	20.46%		24.28%		13.38%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.42	%(i)	1.38	%(i)	1.32	%(i)(j)	1.30	%(i)	1.27%		1.33%
Interest expense	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—	%(k)	—
Net expenses	1.42	%(i)	1.38	%(i)	1.32	%(i)(j)	1.30	%(i)	1.27%		1.33%
Waiver/Reimbursement	—		—		—		—		0.06	%(l)	0.07	%(l)
Net investment income	2.56	%(i)	3.31	%(i)	2.71	%(i)(j)	1.15	%(i)	1.38%		1.10%
Net assets, end of period (000s)	$380,578		$241,097		$868,942		$1,073,616		$1,010,361		$906,848

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.13 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.04% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

					Period
	Year Ended February 28,				Ended February 29,		Year Ended March 31,
Class B Shares (a)	2010		2009		2008 (b)		2007		2006 (c)		2005
Net Asset Value, Beginning of Period	$9.09		$18.39		$25.43		$24.54		$22.00		$20.35
Income from Investment Operations:
Net investment income (d)	0.24	(e)	0.37		0.49		0.11		0.15		0.08
Net realized and unrealized gain (loss) on investments and foreign currency	3.82		(7.53)		(1.91)		4.22		4.63		2.45
Total from investment operations	4.06		(7.16)		(1.42)		4.33		4.78		2.53
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.43)		(0.53)		(0.20)		(0.18)		(0.09)
From net realized gains	—		(1.70)		(5.09)		(3.24)		(2.06)		(0.79)
From return of capital	—		(0.01)		—		—		—		—
Total distributions to shareholders	(0.13)		(2.14)		(5.62)		(3.44)		(2.24)		(0.88)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—		—		—
Increase from regulatory settlements	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$13.02		$9.09		$18.39		$25.43		$24.54		$22.00
Total return (g)	44.61%		(43.01)%		(7.90	)%(h)	19.51%		23.36%		12.54%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.17	%(i)	2.13	%(i)	2.07	%(i)(j)	2.05	%(i)	2.02%		2.08%
Interest expense	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—	%(k)	—
Net expenses	2.17	%(i)	2.13	%(i)	2.07	%(i)(j)	2.05	%(i)	2.02%		2.08%
Waiver/Reimbursement	—		—		—		—		0.06	%(l)	0.07	%(l)
Net investment income	1.95	%(i)	2.43	%(i)	2.10	%(i)(j)	0.45	%(i)	0.67%		0.35%
Net assets, end of period (000s)	$8,476		$18,743		$65,705		$110,726		$114,932		$111,402

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.13 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.04% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

					Period
	Year Ended February 28,				Ended February 29,		Year Ended March 31,
Class C Shares (a)	2010		2009		2008 (b)		2007		2006 (c)		2005
Net Asset Value, Beginning of Period	$9.08		$18.37		$25.40		$24.52		$21.98		$20.33
Income from Investment Operations:
Net investment income (d)	0.22	(e)	0.34		0.46		0.10		0.15		0.08
Net realized and unrealized gain (loss) on investments and foreign currency	3.82		(7.49)		(1.87)		4.22		4.63		2.45
Total from investment operations	4.04		(7.15)		(1.41)		4.32		4.78		2.53
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.43)		(0.53)		(0.20)		(0.18)		(0.09)
From net realized gains	—		(1.70)		(5.09)		(3.24)		(2.06)		(0.79)
From return of capital	—		(0.01)		—		—		—		—
Total distributions to shareholders	(0.13)		(2.14)		(5.62)		(3.44)		(2.24)		(0.88)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—		—		—
Increase from regulatory settlements	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$12.99		$9.08		$18.37		$25.40		$24.52		$21.98
Total return (g)	44.44%		(43.00)%		(7.86	)%(h)	19.48%		23.38%		12.54%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.17	%(i)	2.13	%(i)	2.07	%(i)(j)	2.05	%(i)	2.02%		2.08%
Interest expense	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—	%(k)	—
Net expenses	2.17	%(i)	2.13	%(i)	2.07	%(i)(j)	2.05	%(i)	2.02%		2.08%
Waiver/Reimbursement	—		—		—		—		0.06	%(l)	0.07	%(l)
Net investment income	1.81	%(i)	2.28	%(i)	1.99	%(i)(j)	0.42	%(i)	0.67%		0.35%
Net assets, end of period (000s)	$63,914		$49,750		$127,020		$170,731		$168,819		$162,797

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.13 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.04% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class Z Shares (a)	2010		2009		2008 (b)		2007		2006 (c)		2005
Net Asset Value, Beginning of Period	$9.49		$19.10		$26.17		$25.09		$22.42		$20.71
Income from Investment Operations:
Net investment income (d)	0.36	(e)	0.50		0.73		0.36		0.38		0.29
Net realized and unrealized gain (loss) on investments and foreign currency	4.01		(7.83)		(1.98)		4.35		4.75		2.51
Total from investment operations	4.37		(7.33)		(1.25)		4.71		5.13		2.80
Less Distributions to Shareholders:
From net investment income	(0.24)		(0.57)		(0.73)		(0.39)		(0.40)		(0.30)
From net realized gains	—		(1.70)		(5.09)		(3.24)		(2.06)		(0.79)
From return of capital	—		(0.01)		—		—		—		—
Total distributions to shareholders	(0.24)		(2.28)		(5.82)		(3.63)		(2.46)		(1.09)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—		—		—
Increase from regulatory settlements	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$13.62		$9.49		$19.10		$26.17		$25.09		$22.42
Total return (g)	45.94%		(42.41)%		(7.05	)%(h)	20.70%		24.66%		13.63%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.17	%(i)	1.13	%(i)	1.07	%(i)(j)	1.05	%(i)	1.02%		1.08%
Interest expense	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—	%(k)	—
Net expenses	1.17	%(i)	1.13	%(i)	1.07	%(i)(j)	1.05	%(i)	1.02%		1.08%
Waiver/Reimbursement	—		—		—		—		0.06	%(l)	0.07	%(l)
Net investment income	2.76	%(i)	3.20	%(i)	3.04	%(i)(j)	1.43	%(i)	1.69%		1.35%
Net assets, end of period (000s)	$1,187,812		$844,122		$1,886,808		$2,651,855		$2,585,390		$2,577,677

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.13 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.04% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	Year Ended February 28, 2010		Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$4.98		$10.00
Income from Investment Operations:
Net investment income (loss) (b)	(0.03)		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	2.93		(5.03)
Total from investment operations	2.90		(5.02)
Less Distributions to Shareholders:
From net investment income	(0.03)		—
Redemption Fees:
Redemption fees added to paid-in-capital (c)	—		—
Net Asset Value, End of Period	$7.85		$4.98
Total return (d)(e)	58.22%		(50.20	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.60	%(g)	1.60	%(h)(i)
Waiver/Reimbursement	3.84%		7.19	%(h)
Net investment income (loss)	(0.42	)%(g)	0.09	%(h)(i)
Portfolio turnover rate	137%		168	%(f)
Net assets, end of period (000s)	$1,990		$1,113

(a)  Class A shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	Year Ended February 28, 2010		Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$4.95		$10.00
Income from Investment Operations:
Net investment loss (b)	(0.08)		(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	2.91		(5.01)
Total from investment operations	2.83		(5.05)
Redemption Fees:
Redemption fees added to paid-in-capital (c)	—		—
Net Asset Value, End of Period	$7.78		$4.95
Total return (d)(e)	57.17%		(50.50	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	2.35	%(g)	2.35	%(h)(i)
Waiver/Reimbursement	3.84%		7.19	%(h)
Net investment loss	(1.15	)%(g)	(0.63	)%(h)(i)
Portfolio turnover rate	137%		168	%(f)
Net assets, end of period (000s)	$1,426		$886

(a)  Class C shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended February 28, 2010		Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$4.97		$10.00
Income from Investment Operations:
Net investment loss (b)	(0.05)		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	2.93		(5.02)
Total from investment operations	2.88		(5.03)
Less Distributions to Shareholders:
From net investment income	(0.02)		—
Redemption Fees:
Redemption fees added to paid-in-capital (c)	—		—
Net Asset Value, End of Period	$7.83		$4.97
Total return (d)(e)	57.86%		(50.30	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.85	%(g)	1.85	%(h)(i)
Waiver/Reimbursement	3.84%		7.19	%(h)
Net investment loss	(0.62	)%(g)	(0.12	)%(h)(i)
Portfolio turnover rate	137%		168	%(f)
Net assets, end of period (000s)	$984		$621

(a)  Class R shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares	Year Ended February 28, 2010		Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$4.99		$10.00
Income from Investment Operations:
Net investment income (loss) (b)	(0.01)		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	2.94		(5.03)
Total from investment operations	2.93		(5.01)
Less Distributions to Shareholders:
From net investment income	(0.04)		—
Redemption Fees:
Redemption fees added to paid-in-capital (c)	—		—
Net Asset Value, End of Period	$7.88		$4.99
Total return (d)(e)	58.79%		(50.10	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.35	%(g)	1.35	%(h)(i)
Waiver/Reimbursement	3.84%		7.19	%(h)
Net investment income (loss)	(0.13	)%(g)	0.35	%(h)(i)
Portfolio turnover rate	137%		168	%(f)
Net assets, end of period (000s)	$1,136		$707

(a)  Class Z shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended		Year Ended	Period Ended		Year Ended
	February 28,		February 29,	February 28,		March 31,
Class A Shares	2010	2009	2008	2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$6.76	$14.58	$14.85	$14.67		$11.41		$11.05
Income from Investment Operations:
Net investment income (c)	0.05	0.12 (d)	0.14 (e)	—	(f)	0.09		0.05
Net realized and unrealized gain (loss) on investments and foreign currency	3.44	(7.82)	1.54	1.38		3.74		0.51
Total from investment operations	3.49	(7.70)	1.68	1.38		3.83		0.56
Less Distributions to Shareholders:
From net investment income	(0.25)	—	(0.16)	(0.04)		(0.10)		(0.04)
From net realized gains	—	(0.12)	(1.79)	(1.16)		(0.47)		(0.16)
Total distributions to shareholders	(0.25)	(0.12)	(1.95)	(1.20)		(0.57)		(0.20)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—	—	—	—		—		—
Net Asset Value, End of Period	$10.00	$6.76	$14.58	$14.85		$14.67		$11.41
Total return (g)	51.97%	(53.26)%	10.55%	10.52	%(h)	35.26%		5.24%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.47%	1.52%	1.44%	1.40	%(j)	1.34%		1.37%
Interest expense	—	—	—	—	%(j)(k)	—	%(k)	—	%(k)
Net expenses (i)	1.47%	1.52%	1.44%	1.40	%(j)	1.34%		1.37%
Net investment income (loss) (i)	0.50%	1.05%	0.90%	(0.03	)%(j)	0.74%		0.47%
Portfolio turnover rate	116%	117%	116%	109	%(h)	118%		165%
Net assets, end of period (000s)	$168,801	$198,012	$599,356	$452,047		$150,043		$52,794

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dvidends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dvidends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended		Year Ended	Period Ended		Year Ended
	February 28,		February 29,	February 28,		March 31,
Class B Shares	2010	2009	2008	2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$6.38	$13.87	$14.23	$14.17		$11.05		$10.75
Income from Investment Operations:
Net investment income (loss) (c)	(0.03)	0.03 (d)	0.03 (e)	(0.08)		0.01		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	3.27	(7.40)	1.46	1.30		3.59		0.49
Total from investment operations	3.24	(7.37)	1.49	1.22		3.60		0.46
Less Distributions to Shareholders:
From net investment income	(0.11)	—	(0.06)	—		(0.01)		—
From net realized gains	—	(0.12)	(1.79)	(1.16)		(0.47)		(0.16)
Total distributions to shareholders	(0.11)	(0.12)	(1.85)	(1.16)		(0.48)		(0.16)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—	—	—	—		—		—
Net Asset Value, End of Period	$9.51	$6.38	$13.87	$14.23		$14.17		$11.05
Total return (g)	50.91%	(53.60)%	9.68%	9.76	%(h)	34.22%		4.45%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	2.22%	2.27%	2.19%	2.15	%(j)	2.09%		2.12%
Interest expense	—	—	—	—	%(j)(k)	—	%(k)	—
Net expenses (i)	2.22%	2.27%	2.19%	2.15	%(j)	2.09%		2.12%
Net investment income (loss) (i)	(0.35)%	0.32%	0.22%	(0.63	)%(j)	0.12%		(0.28)%
Portfolio turnover rate	116%	117%	116%	109	%(h)	118%		165%
Net assets, end of period (000s)	$17,810	$15,281	$44,224	$40,953		$28,883		$16,618

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dvidends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dvidends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended		Year Ended	Period Ended		Year Ended
	February 28,		February 29,	February 28,		March 31,
Class C Shares	2010	2009	2008	2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$6.39	$13.88	$14.24	$14.18		$11.05		$10.75
Income from Investment Operations:
Net investment income (loss) (c)	(0.03)	0.03 (d)	0.02 (e)	(0.09)		0.01		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	3.26	(7.40)	1.47	1.31		3.60		0.49
Total from investment operations	3.23	(7.37)	1.49	1.22		3.61		0.46
Less Distributions to Shareholders:
From net investment income	(0.11)	—	(0.06)	—		(0.01)		—
From net realized gains	—	(0.12)	(1.79)	(1.16)		(0.47)		(0.16)
Total distributions to shareholders	(0.11)	(0.12)	(1.85)	(1.16)		(0.48)		(0.16)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—	—	—	—		—		—
Net Asset Value, End of Period	$9.51	$6.39	$13.88	$14.24		$14.18		$11.05
Total return (g)	50.67%	(53.57)%	9.67%	9.76	%(h)	34.32%		4.45%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	2.22%	2.27%	2.19%	2.15	%(j)	2.09%		2.12%
Interest expense	—	—	—	—	%(j)(k)	—	%(k)	—
Net expenses (i)	2.22%	2.27%	2.19%	2.15	%(j)	2.09%		2.12%
Net investment income (loss) (i)	(0.35)%	0.30%	0.16%	(0.69	)%(j)	0.05%		(0.28)%
Portfolio turnover rate	116%	117%	116%	109	%(h)	118%		165%
Net assets, end of period (000s)	$44,466	$38,668	$109,553	$86,563		$46,365		$19,530

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dvidends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dvidends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended		Year Ended	Period Ended		Period Ended
	February 28,		February 29,	February 28,		March 31,
Class R Shares	2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$6.73	$14.56	$14.84	$14.67		$13.76
Income from Investment Operations:
Net investment income (loss) (c)	0.01	0.06 (d)	0.08 (e)	(0.17)		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	3.45	(7.77)	1.56	1.51		0.92
Total from investment operations	3.46	(7.71)	1.64	1.34		0.91
Less Distributions to Shareholders:
From net investment income	(0.20)	—	(0.13)	(0.01)		—
From net realized gains	—	(0.12)	(1.79)	(1.16)		—
Total distributions to shareholders	(0.20)	(0.12)	(1.92)	(1.17)		—
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—	—	—	—		—
Net Asset Value, End of Period	$9.99	$6.73	$14.56	$14.84		$14.67
Total return (g)	51.73%	(53.40)%	10.26%	10.25	%(h)	6.61	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.72%	1.77%	1.69%	1.65	%(j)	1.64	%(j)
Interest expense	—	—	—	—	%(j)(k)	—	%(j)(k)
Net expenses (i)	1.72%	1.77%	1.69%	1.65	%(j)	1.64	%(j)
Net investment income (loss) (i)	0.15%	0.58%	0.51%	(1.26	)%(j)	(0.30	)%(j)
Portfolio turnover rate	116%	117%	116%	109	%(h)	118	%(h)
Net assets, end of period (000s)	$3,327	$2,592	$3,724	$2,037		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended		Year Ended	Period Ended		Year Ended
	February 28,		February 29,	February 28,		March 31,
Class Z Shares	2010	2009	2008	2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$6.87	$14.79	$15.04	$14.83		$11.53		$11.15
Income from Investment Operations:
Net investment income (c)	0.06	0.15 (d)	0.20 (e)	0.05		0.13		0.08
Net realized and unrealized gain (loss) on investments and foreign currency	3.52	(7.95)	1.54	1.39		3.77		0.52
Total from investment operations	3.58	(7.80)	1.74	1.44		3.90		0.60
Less Distributions to Shareholders:
From net investment income	(0.30)	—	(0.20)	(0.07)		(0.13)		(0.06)
From net realized gains	—	(0.12)	(1.79)	(1.16)		(0.47)		(0.16)
Total distributions to shareholders	(0.30)	(0.12)	(1.99)	(1.23)		(0.60)		(0.22)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—	—	—	—		—		—
Net Asset Value, End of Period	$10.15	$6.87	$14.79	$15.04		$14.83		$11.53
Total return (g)	52.47%	(53.17)%	10.77%	10.81	%(h)	35.53%		5.55%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.22%	1.27%	1.19%	1.15	%(j)	1.09%		1.12%
Interest expense	—	—	—	—	%(j)(k)	—	%(k)	—
Net expenses (i)	1.22%	1.27%	1.19%	1.15	%(j)	1.09%		1.12%
Net investment income (i)	0.65%	1.32%	1.23%	0.37	%(j)	1.08%		0.72%
Portfolio turnover rate	116%	117%	116%	109	%(h)	118%		165%
Net assets, end of period (000s)	$968,569	$824,068	$2,491,232	$2,322,301		$1,744,737		$991,889

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended				Year Ended		Period Ended		Year Ended
	February 28,				February 29,		February 28,		March 31,
Class A Shares	2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$7.44		$15.77		$17.12		$16.39		$13.30		$12.00
Income from Investment Operations:
Net investment income (c)	0.13		0.26		0.28		0.16		0.21		0.13
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	3.51		(8.33)		0.76		1.91		3.20		1.18
Total from investment operations	3.64		(8.07)		1.04		2.07		3.41		1.31
Less Distributions to Shareholders:
From net investment income	(0.43)		(0.07)		(0.28)		(0.18)		(0.27)		(0.01)
From net realized gains	—		(0.19)		(2.11)		(1.16)		(0.05)		—
Total distributions to shareholders	(0.43)		(0.26)		(2.39)		(1.34)		(0.32)		(0.01)
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—
Increase from regulatory settlements	0.03		—		—		—		—		—
Net Asset Value, End of Period	$10.68		$7.44		$15.77		$17.12		$16.39		$13.30
Total return (e)	49.61%		(51.87)%		5.14%		13.55	%(f)	25.86%		10.88%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.26	%(g)	1.27	%(g)	1.19	%(g)	1.15	%(g)(h)	1.14	%(i)	1.26	%(g)
Interest expense	—	%(j)	—		—	%(j)	—	%(h)(j)	—		—	%(j)
Net expenses	1.26	%(g)	1.27	%(g)	1.19	%(g)	1.15	%(g)(h)	1.14	%(i)	1.26	%(g)
Waiver/Reimbursement	—		—		—		—		0.08	%(k)	0.12	%(k)
Net investment income	1.26	%(g)	2.05	%(g)	1.56	%(g)	1.06	%(g)(h)	1.43	%(i)	1.01	%(g)
Portfolio turnover rate	127%		83%		78%		73	%(f)	74%		153%
Net assets, end of period (000s)	$24,243		$16,936		$41,660		$42,865		$39,330		$28,527

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.09% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended				Year Ended		Period Ended		Year Ended
	February 28,				February 29,		February 28,		March 31,
Class B Shares	2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$6.82		$14.47		$15.89		$15.31		$12.44		$11.30
Income from Investment Operations:
Net investment income (c)	0.06		0.17		0.15		0.05		0.16		0.03
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	3.20		(7.63)		0.70		1.76		2.92		1.11
Total from investment operations	3.26		(7.46)		0.85		1.81		3.08		1.14
Less Distributions to Shareholders:
From net investment income	(0.36)		—		(0.16)		(0.07)		(0.16)		—
From net realized gains	—		(0.19)		(2.11)		(1.16)		(0.05)		—
Total distributions to shareholders	(0.36)		(0.19)		(2.27)		(1.23)		(0.21)		—
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—
Increase from regulatory settlements	0.03		—		—		—		—		—
Net Asset Value, End of Period	$9.75		$6.82		$14.47		$15.89		$15.31		$12.44
Total return (e)	48.47%		(52.23)%		4.40%		12.76	%(f)	24.96%		10.09%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.01	%(g)	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)	2.01	%(g)
Interest expense	—	%(j)	—		—	%(j)	—	%(h)(j)	—		—	%(j)
Net expenses	2.01	%(g)	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)	2.01	%(g)
Waiver/Reimbursement	—		—		—		—		0.08	%(k)	0.12	%(k)
Net investment income	0.60	%(g)	1.44	%(g)	0.89	%(g)	0.36	%(g)(h)	1.19	%(i)	0.26	%(g)
Portfolio turnover rate	127%		83%		78%		73	%(f)	74%		153%
Net assets, end of period (000s)	$1,190		$1,098		$3,545		$4,587		$4,712		$9,976

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.09% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended				Year Ended		Period Ended		Year Ended
	February 28,				February 29,		February 28,		March 31,
Class C Shares	2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$6.73		$14.29		$15.72		$15.16		$12.32		$11.20
Income from Investment Operations:
Net investment income (c)	0.05		0.16		0.13		0.05		0.09		0.03
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	3.18		(7.53)		0.71		1.74		2.96		1.09
Total from investment operations	3.23		(7.37)		0.84		1.79		3.05		1.12
Less Distributions to Shareholders:
From net investment income	(0.36)		—		(0.16)		(0.07)		(0.16)		—
From net realized gains	—		(0.19)		(2.11)		(1.16)		(0.05)		—
Total distributions to shareholders	(0.36)		(0.19)		(2.27)		(1.23)		(0.21)		—
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—
Increase from regulatory settlements	0.03		—		—		—		—		—
Net Asset Value, End of Period	$9.63		$6.73		$14.29		$15.72		$15.16		$12.32
Total return (e)	48.67%		(52.26)%		4.37%		12.75	%(f)	24.96%		10.00%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.01	%(g)	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)	2.01	%(g)
Interest expense	—	%(j)	—		—	%(j)	—	%(h)(j)	—		—	%(j)
Net expenses	2.01	%(g)	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)	2.01	%(g)
Waiver/Reimbursement	—		—		—		—		0.08	%(k)	0.12	%(k)
Net investment income	0.55	%(g)	1.38	%(g)	0.79	%(g)	0.34	%(g)(h)	0.70	%(i)	0.26	%(g)
Portfolio turnover rate	127%		83%		78%		73	%(f)	74%		153%
Net assets, end of period (000s)	$1,728		$1,349		$3,863		$3,533		$3,276		$2,563

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.09% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended				Year Ended		Period Ended		Period Ended
	February 28,				February 29,		February 28,		March 31,
Class R Shares	2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$7.44		$15.76		$17.12		$16.38		$15.44
Income from Investment Operations:
Net investment income (c)	0.09		0.21		0.06		0.12		0.03
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	3.53		(8.30)		0.93		1.91		0.91
Total from investment operations	3.62		(8.09)		0.99		2.03		0.94
Less Distributions to Shareholders:
From net investment income	(0.41)		(0.04)		(0.24)		(0.13)		—
From net realized gains	—		(0.19)		(2.11)		(1.16)		—
Total distributions to shareholders	(0.41)		(0.23)		(2.35)		(1.29)		—
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—
Increase from regulatory settlements	0.03		—		—		—		—
Net Asset Value, End of Period	$10.68		$7.44		$15.76		$17.12		$16.38
Total return (e)	49.28%		(52.00)%		4.87%		13.31	%(f)	6.09	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.51	%(g)	1.52	%(g)	1.44	%(g)	1.40	%(g)(h)	1.39	%(h)(i)
Interest expense	—	%(j)	—		—	%(j)	—	%(h)(j)	—
Net expenses	1.51	%(g)	1.52	%(g)	1.44	%(g)	1.40	%(g)(h)	1.39	%(h)(i)
Waiver/Reimbursement	—		—		—		—		0.08	%(h)(k)
Net investment income	0.86	%(g)	1.70	%(g)	0.31	%(g)	0.80	%(g)(h)	0.85	%(h)(i)
Portfolio turnover rate	127%		83%		78%		73	%(f)	74%
Net assets, end of period (000s)	$289		$112		$196		$12		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended				Year Ended		Period Ended		Year Ended
	February 28,				February 29,		February 28,		March 31,
Class Z Shares	2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$7.52		$15.96		$17.29		$16.58		$13.44		$12.13
Income from Investment Operations:
Net investment income (c)	0.17		0.29		0.32		0.19		0.24		0.16
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	3.55		(8.43)		0.78		1.93		3.25		1.19
Total from investment operations	3.72		(8.14)		1.10		2.12		3.49		1.35
Less Distributions to Shareholders:
From net investment income	(0.46)		(0.11)		(0.32)		(0.25)		(0.30)		(0.04)
From net realized gains	—		(0.19)		(2.11)		(1.16)		(0.05)		—
Total distributions to shareholders	(0.46)		(0.30)		(2.43)		(1.41)		(0.35)		(0.04)
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—
Increase from regulatory settlements	0.03		—		—		—		—		—
Net Asset Value, End of Period	$10.81		$7.52		$15.96		$17.29		$16.58		$13.44
Total return (e)	50.09%		(51.76)%		5.42%		13.73	%(f)	26.24%		11.10%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.01	%(g)	1.02	%(g)	0.94	%(g)	0.90	%(g)(h)	0.89	%(i)	1.01	%(g)
Interest expense	—	%(j)	—		—	%(j)	—	%(h)(j)	—		—	%(j)
Net expenses	1.01	%(g)	1.02	%(g)	0.94	%(g)	0.90	%(g)(h)	0.89	%(i)	1.01	%(g)
Waiver/Reimbursement	—		—		—		—		0.08	%(k)	0.12	%(k)
Net investment income	1.59	%(g)	2.28	%(g)	1.79	%(g)	1.26	%(g)(h)	1.68	%(i)	1.26	%(g)
Portfolio turnover rate	127%		83%		78%		73	%(f)	74%		153%
Net assets, end of period (000s)	$1,375,538		$1,155,598		$2,549,057		$2,352,583		$1,841,838		$1,199,712

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.09% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – International/Global Stock Funds
February 28, 2010

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust. Information presented in these financial statements pertains to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

Columbia Global Value Fund

Columbia International Value Fund

Columbia Marsico Global Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Investment Objectives

Columbia Global Value Fund and Columbia International Value Fund each seek long-term capital appreciation. Columbia Marsico Global Fund and Columbia Marsico International Opportunities Fund each seek long-term growth of capital. Columbia Multi-Advisor International Equity Fund seeks long-term capital growth.

Columbia International Value Fund (the "Feeder Fund") seeks to achieve its investment objective by investing all or substantially all of its assets in Columbia International Value Master Portfolio (the "Master Portfolio"). The Master Portfolio is a series of Columbia Funds Master Investment Trust, LLC (the "Master Trust"). The Master Portfolio has the same investment objective as the Feeder Fund. The value of the Feeder Fund's investment in the Master Portfolio included on the Statements of Assets and Liabilities reflects the Feeder Fund's proportionate amount of beneficial interests in the net assets of the Master Portfolio which is equal to 86.4% at February 28, 2010. The financial statements of the Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Feeder Fund's financial statements. Another fund that is managed by Columbia Management Advisors, LLC ("Columbia"), not registered under the 1940 Act, and whose financial statements are not presented here, also invests in the Master Portfolio.

Fund Shares

The Trust may issue an unlimited number of shares. Columbia Global Value Fund and Columbia International Value Fund each offer four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia Marsico Global Fund offers four classes of shares: Class A, Class C, Class R and Class Z shares. Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund each offer five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own expense structure and sales charges, as applicable.

Subject to certain limited exceptions, Columbia Global Value Fund is no longer accepting new investments from current or prospective investors. Effective March 31, 2009, Columbia International Value Fund was reopened for purchases from new and existing investors. Effective June 22, 2009, Columbia Global Value Fund, Columbia International Value Fund, Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund no longer accept investments from new or existing investors in the Funds' Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Funds' prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

International/Global Stock Funds, February 28, 2010 (continued)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

The Feeder Fund invests all or substantially all of its assets in the Master Portfolio. See the Notes to Financial Statements for the Master Portfolio included elsewhere in this report for the Master Portfolio's valuation policies.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

International/Global Stock Funds, February 28, 2010 (continued)

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

The Feeder Fund records its proportionate share of investment income, realized and unrealized gains (losses) and expenses reported by the Master Portfolio on a daily basis. The investment income, realized and unrealized gains (losses) and expenses are allocated daily to investors of the Master Portfolio based upon the relative value of their investment in the Master Portfolio.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

International/Global Stock Funds, February 28, 2010 (continued)

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually by each of the Funds. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2010, permanent book and tax differences resulting primarily from differing treatments for passive foreign investment companies (PFIC) adjustments, proceeds from litigation, net operating losses, distribution reclasses and foreign currency transactions were identified and reclassified among the components of each Fund's net assets as follows:

	Undistributed (Overdistributed) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia Global Value Fund	$15,441	$(15,441)	$—
Columbia International Value Fund	142,093	(6,507,080)	6,364,987
Columbia Marsico Global Fund	16,104	(4,049)	(12,055)
Columbia Marsico International Opportunities Fund	(59,243)	59,243	—
Columbia Multi-Advisor International Equity Fund	4,115,100	356,492	(4,471,592)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

International/Global Stock Funds, February 28, 2010 (continued)

The tax character of distributions paid during the years ended February 28, 2010 and February 28, 2009 was as follows:

	February 28, 2010
	Ordinary Income*	Long-Term Capital Gains
Columbia Global Value Fund	$3,485,743	$—
Columbia International Value Fund	26,561,282	—
Columbia Marsico Global Fund	15,304	—
Columbia Marsico International Opportunities Fund	37,659,160	—
Columbia Multi-Advisor International Equity Fund	62,930,518	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

	February 28, 2009
	Ordinary Income*	Long-Term Capital Gains	Tax Return of Capital
Columbia Global Value Fund	$233,979	$18,868,824	$—
Columbia International Value Fund	84,192,381	223,286,765	1,088,951
Columbia Marsico Global Fund	—	—	—
Columbia Marsico International Opportunities Fund	548,803	26,828,602	—
Columbia Multi-Advisor International Equity Fund	23,022,083	25,723,512	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Global Value Fund	$684,810	$—	$(20,035,516)
Columbia International Value Fund	13,702,344	—	(423,306,525)
Columbia Marsico Global Fund	—	—	709,059
Columbia Marsico International Opportunities Fund	284,959	—	96,769,759
Columbia Multi-Advisor International Equity Fund	—	—	133,328,090

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, changes in the value of assets and liabilities resulting from changes in exchange rates, PFIC adjustments and the realization for tax purposes of unrealized gains on certain forward foreign currency exchange contracts.

International/Global Stock Funds, February 28, 2010 (continued)

Unrealized appreciation and depreciation at February 28, 2010, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia Global Value Fund	$8,150,337	$(28,185,853)	$(20,035,516)
Columbia International Value Fund	N/A*	N/A*	N/A*
Columbia Marsico Global Fund	774,469	(65,410)	709,059
Columbia Marsico International Opportunities Fund	132,046,409	(35,276,650)	96,769,759
Columbia Multi-Advisor International Equity Fund	172,731,143	(39,403,053)	133,328,090

*  See the Master Portfolio notes to finanical statements for tax basis information.

The following capital loss carryforwards, determined as of February 28, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2017	2018	Total
Columbia Global Value Fund	$18,857,402	$47,353,774	$66,211,176
Columbia International Value Fund	—	185,725,377	185,725,377
Columbia Marsico Global Fund	698,414	1,180,712	1,879,126
Columbia Marsico International Opportunities Fund	417,923,082	420,548,594	838,471,676
Columbia Multi-Advisor International Equity Fund	250,073,781	404,868,172	654,941,953

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2010, post-October currency and capital losses as follows attributed to security transactions were deferred to March 1, 2010:

	Currency	Capital
Columbia Global Value Fund	$—	$1,366,732
Columbia International Value Fund	—	13,165,066
Columbia Marsico Global Fund	1,701	9,681
Columbia Marsico International Opportunities Fund	—	6,184,202
Columbia Multi-Advisor International Equity Fund	5,271,786	3,460,196

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by each Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

International/Global Stock Funds, February 28, 2010 (continued)

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Funds. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Global Value Fund	0.90%	0.85%	0.80%	0.75%	0.73%	0.71%
Columbia Marsico Global Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Columbia Marsico International Opportunities Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Columbia Multi-Advisor International Equity Fund	0.70%	0.65%	0.60%	0.55%	0.53%	0.51%

The Feeder Fund indirectly pays for investment advisory, sub-advisory services and a portion of the administrative services through its investment in the Master Portfolio (See Notes to Financial Statements of the Master Portfolio).

For the year ended February 28, 2010, the effective investment advisory fee rates for the Funds, net of any fee waivers, as a percentage of each Fund's average daily net assets, were as follows:

Effective Rates
Columbia Global Value Fund	0.90%
Columbia Marsico Global Fund	0.80%
Columbia Marsico International Opportunities Fund	0.80%
Columbia Multi-Advisor International Equity Fund	0.65%

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about May 1, 2010 (the "Closing"). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Funds. RiverSource Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Funds upon the Closing. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the closing. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

To the extent that the Funds are not benefitting from a separate contractual expense limitation arrangement, Columbia has contractually agreed to waive a portion of its advisory fees for Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund through June 30, 2011.

International/Global Stock Funds, February 28, 2010 (continued)

The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC ("Marsico") based on the annualized rate of 0.45% of each Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 to which Marsico is entitled from each Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represented the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

In the absence of a separate contractual expense limitation arrangement, the advisory fee waiver for Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund was calculated as follows:

Fund Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $6 billion	0.00%
Assets in excess of $6 billion and up to $10 billion	0.05%
Assets in excess of $10 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund; (ii) Columbia Multi-Advisor International Equity Fund; (iii) Columbia Marsico International Opportunities Fund, Variable Series; and (iv) any future Columbia international equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Sub-Advisory Fee

Brandes Investment Partners, L.P. ("Brandes") has been retained by Columbia to serve as the investment sub-advisor to Columbia Global Value Fund. As the sub-advisor, and subject to the oversight of Columbia and the Fund's Board of Trustees, Brandes is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Brandes a monthly sub-advisory fee.

Columbia Multi-Advisor International Equity Fund is a "multi-manager" fund, which means that the Fund is managed by more than one sub-advisor. Prior to July 8, 2009, Causeway Capital Management LLC ("Causeway") and Marsico were co-investment sub-advisors of the Fund. Effective July 8, 2009, Columbia assumed day-to-day management responsibility for the portion of the Fund's assets that were sub-advised by Causeway.

Marsico has also been retained by Columbia to serve as the investment sub-advisor to Columbia Marsico Global Fund and Columbia Marsico International Opportunities Fund.

Pursuant to the sub-advisory agreement, Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee for its services provided to Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund at the following annual rates:

Fund Average Daily Net Assets*	Annual Fee Rate
Assets up to $6 billion	0.45%
Assets in excess of $6 billion and up to $10 billion	0.40%
Assets in excess of $10 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund; (ii) Columbia Multi-Advisor International Equity Fund; (iii) Columbia Marsico International Opportunities Fund, Variable Series; and (vi) any future Columbia international equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee for its services provided to Columbia Marsico Global Fund, based on the Fund's average daily net assets, at the following annual rates:

Fund Average Daily Net Assets	Annual Fee Rate
Assets up to $1.5 billion	0.45%
Assets in excess of $1.5 billion and up to $3 billion	0.40%
Assets in excess of $3 billion	0.35%

Administration Fee

Columbia provides administrative and other services to the Funds for a monthly administration fee based on each Fund's average daily net assets at the following annual rates, less the

International/Global Stock Funds, February 28, 2010 (continued)

fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below:

Annual Fee Rate
Columbia Global Value Fund	0.17%
Columbia International Value Fund	0.17%
Columbia Marsico Global Fund	0.22%
Columbia Marsico International Opportunities Fund	0.22%
Columbia Multi-Advisor International Equity Fund	0.17%

The New Advisor will become the administrator of the Funds under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly. In addition, each Fund except Columbia International Value Fund pays State Street a monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee for each Fund except Columbia International Value Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). In addition, Columbia Multi-Advisor International Equity Fund also pays a multi-manager fee of $3,000 for each investment sub-advisor managing a portion of the Fund. The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Funds' portfolio securities, incurred by Columbia in the performance of services under the Services Agreement.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective January 1, 2010, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2010, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to May 1, 2009, the Transfer Agent voluntarily waived a portion of its fees for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) did not exceed 0.02% annually for Columbia Global Value Fund.

International/Global Stock Funds, February 28, 2010 (continued)

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended February 28, 2010, no minimum account balance fees were charged by the Funds.

RiverSource Service Corporation (the "New Transfer Agent"), a subsidiary of Ameriprise Financial, will become the transfer agent of the Funds upon the Closing. The New Transfer Agent expects to change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the year ended February 28, 2010, the Distributor has retained net underwriting discounts on sales of Class A shares and received net CDSC fees on Class A, Class B and Class C share redemptions as follows:

	Front End Sales Charge	CDSC
	Class A	Class A	Class B	Class C
Columbia Global Value Fund	$1	$—	$2,301	$—
Columbia International Value Fund	33,003	1,157	507	827
Columbia Marsico Global Fund	1,779	—	—	743
Columbia Marsico International Opportunities Fund	10,761	1	38,709	4,361
Columbia Multi-Advisor International Equity Fund	2,007	—	1,146	—

RiverSource Fund Distributors, Inc. (the "New Distributor"), a subsidiary of Ameriprise Financial, will become the distributor of the Funds upon the Closing. The New Distributor expects to change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The Trust has also adopted a distribution plan for Class R shares of Columbia Marsico Global Fund, Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Expense Limits and Fee Waivers

Columbia has contractually agreed to bear a portion of Columbia Marsico Global Fund's expenses through June 30,

International/Global Stock Funds, February 28, 2010 (continued)

2010 so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.35% of the Fund's average daily net assets. There is no guarantee that this expense limitation will continue after June 30, 2010.

Effective May 1, 2009, Columbia has voluntarily agreed to reimburse a portion of expenses for Columbia International Value Fund and Columbia Multi-Advisor International Equity Fund so that each Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, do not exceed the annual rate of 1.35% of each Fund's average daily net assets. Columbia, in its discretion, may revise or discontinue these arrangements at any time.

Effective July 1, 2009, Columbia has voluntarily agreed to reimburse a portion of expenses for Columbia Global Value Fund and Columbia Marsico International Opportunities Fund so that the expenses incurred by the Funds excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, do not exceed the annual rate of 1.35% of each Fund's average daily net assets. Columbia, in its discretion, may revise or discontinue these arrangements at any time.

Prior to July 1, 2009, Columbia contractually agreed to waive fees and/or reimburse expenses for Columbia Global Value Fund and Columbia Marsico International Opportunities Fund, so that the expenses incurred by the Funds (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, did not exceed the following annual rates, based on each Fund's average daily net assets:

Annual Rate
Columbia Global Value Fund	1.40%
Columbia Marsico International Opportunities Fund	1.50%

Columbia is entitled to recover from Columbia Global Value Fund and Columbia Marsico Global Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause a Fund's expenses to exceed the expense limitations in effect at the time of recovery.

At February 28, 2010, the amounts potentially recoverable by Columbia pursuant to this arrangement are as follows:

	Amount of Potential Recovery expiring			Total Potential	Amount expired	Amount recovered during the year
	2/28/2013	2/29/2012	2/28/2011	Recovery	2/28/2010	ended 2/28/2010
Columbia Global Value Fund	$187,426	$—	$—	$187,426	$—	$—
Columbia Marsico Global Value Fund	178,993	272,206	—	451,199	—	—

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Funds, as set forth on the Statement of Operations.

International/Global Stock Funds, February 28, 2010 (continued)

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of Assets and Liabilities.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Funds used one broker that is an affiliate of BOA. Total brokerage commissions paid to the affiliated broker for the year ended February 28, 2010 were as follows:

Amount
Columbia Global Value Fund	$2,509
Columbia Marsico Global Fund	841
Columbia Marsico International Opportunities Fund	189,035
Columbia Multi-Advisor International Equity Fund	143,860

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the year ended February 28, 2010, these custody credits reduced total expenses for the Funds as follows:

	Custody Credits
Columbia Global Value Fund	$—
Columbia International Value Fund	—	*
Columbia Marsico Global Fund	1
Columbia Marsico International Opportunities Fund	21
Columbia Multi-Advisor International Equity Fund	16

*  Rounds to less than $1.00.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

Columbia Multi-Advisor International Equity Fund uses derivative instruments including foreign forward currency exchange contracts and written options contracts in order to meet its investment objectives. Columbia Multi-Advisor International Equity Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, Columbia Multi-Advisor International Equity Fund may not achieve its investment objectives.

In pursuit of its investment objectives, Columbia Multi-Advisor International Equity Fund is exposed to the following market risks:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

International/Global Stock Funds, February 28, 2010 (continued)

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about each derivative type held by Columbia Multi-Advisor International Equity Fund:

Forward Foreign Currency Exchange Contracts—Columbia Multi-Advisor International Equity Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Columbia Multi-Advisor International Equity Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Columbia Multi-Advisor International Equity Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of Columbia Multi-Advisor International Equity Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Columbia Multi-Advisor International Equity Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended February 28, 2010, Columbia Multi-Advisor International Equity Fund entered into 58 forward foreign currency exchange contracts.

Options—Columbia Multi-Advisor International Equity Fund had written covered call options to decrease the Fund's exposure to equity risk and to increase return on investments. A written covered call option becomes more valuable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase a Fund's exposure to the underlying instrument. Writing call options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

Columbia Multi-Advisor International Equity Fund may also purchase put and call options. Purchasing call options tends to increase a Fund's exposure to the underlying instrument. Purchasing put options tends to decrease a Fund's exposure to the underlying instrument. A Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If a Fund enters into a closing transaction, the Fund will realize a

International/Global Stock Funds, February 28, 2010 (continued)

gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended February 28, 2010, Columbia Multi-Advisor International Equity Fund entered into 3,708 written options contracts.

The following table is a summary of Columbia Multi-Advisor International Equity Fund's value in derivative instruments as of February 28, 2010:

	Fair Value of Derivative Instruments
	Statement of Assets and Liabilities
Asset	Fair Value	Liability	Fair Value
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$895,405	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$4,819,971
		Written Options	16,686

The effect of derivative instruments on Columbia Multi-Advisor International Equity Fund's Statement of Operations for the year ended February 28, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate Risk	$(1,223,571)	$(3,924,566)
Written Options	Equity Risk	(134,189)	22,865

Note 7. Portfolio Information

For the year ended February 28, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	Purchases	Sales
Columbia Global Value Fund	$2,961,135	$40,506,761
Columbia Marsico Global Fund	6,282,115	5,987,572
Columbia Marsico International Opportunities Fund	1,399,237,110	1,796,824,944
Columbia Multi-Advisor International Equity Fund	1,764,542,560	2,050,407,242

Note 8. Regulatory Settlements

During the year ended February 28, 2010, the following Funds received payments relating to certain regulatory settlements with third parties in which the Funds had participated during the year.

	Amount
Columbia International Value Fund	$417,242	*
Columbia Multi-Advisor International Equity Fund	4,074,606

*  Allocated from Master Portfolio

The payments have been included in "Increase from regulatory settlements" on the Statements of Changes in Net Assets.

International/Global Stock Funds, February 28, 2010 (continued)

Note 9. Redemption Fees

The Funds may impose a 2.00% redemption fee on the proceeds of fund shares that are redeemed within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which are retained by the Funds, are accounted for as an addition to paid-in capital and are allocated to each class of the Funds based on the relative net assets at the time of the redemption. Effective March 1, 2010, the Funds will no longer assess the 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. For the year ended February 28, 2010, the Funds assessed redemption fees as follows:

	Redemption Fee
	Class A	Class B	Class C	Class R	Class Z
Columbia Global Value Fund	$308	$148	$406	$—	$397
Columbia International Value Fund	24,673	1,098	4,596	—	81,187
Columbia Marsico Global Fund	4	2	2	—	2
Columbia Marsico International Opportunities Fund	18,022	1,698	4,228	285	90,366
Columbia Multi-Advisor International Equity Fund	1,020	59	78	9	63,570

Note 10. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2010, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate of each Fund that borrowed were as follows:

	Average Daily Loan Balance Outstanding on Days Where Borrowing Existed	Weighted Average Interest Rate
Columbia Global Value Fund	$3,080,000	0.77%
Columbia Multi-Advisor International Equity Fund	3,872,727	1.14

Note 11. Shares of Beneficial Interest

As of February 28, 2010, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, whose shares were beneficially owned by participant accounts over

International/Global Stock Funds, February 28, 2010 (continued)

which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Global Value Fund	33.3
Columbia International Value Fund	37.9
Columbia Marsico Global Fund	71.1
Columbia Marsico International Opportunities Fund	52.5
Columbia Multi-Advisor International Equity Fund	78.8

As of February 28, 2010, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, over which BOA and/or any of its affiliates did not have investment discretion. The number of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia International Value Fund	1	17.7
Columbia Marsico International Opportunities Fund	2	12.0

As of February 28, 2010, no other shareholders owned more than 5% of the outstanding shares of each Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 12. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

International/Global Stock Funds, February 28, 2010 (continued)

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Note 13. Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the fiscal year ended February 28, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Funds' management for possible adjustment and/or disclosure. No subsequent events or transactions had occurred that would require adjustment of the financial statements as presented. On March 3, 2010, the shareholders of each of Columbia Marsico Global Fund, Columbia Marsico International Opportunities Fund, Columbia Multi-Advisor International Equity Fund and Columbia International Value Fund approved, among other matters, a proposed investment management services agreement with the New Advisor and, as applicable, a proposed investment subadvisory agreement with a current sub-advisor, the effectiveness of each of which is conditioned on the Closing.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Value Fund, Columbia International Value Fund, Columbia Marsico Global Fund, Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund (constituting series of Columbia Funds Series Trust, hereafter referred to as the "Funds") at February 28, 2010, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2010

Federal Income Tax Information (Unaudited)

Columbia Global Value Fund

23.79% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010, qualifies for the corporate dividends received deduction.

Foreign taxes paid during the fiscal year ended February 28, 2010, of $199,982 are being passed through to shareholders. This represents $0.02 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $1,428,922 ($0.15 per share) for the fiscal year ended February 28, 2010.

For non-corporate shareholders 63.11%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia International Value Fund

Foreign taxes paid during the fiscal year ended February 28, 2010, of $6,326,963 are being passed through to shareholders. This represents $0.05 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $65,952,980 ($0.54 per share) for the fiscal year ended February 28, 2010.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Marsico Global Fund

10.12% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 10.12%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Marsico International Opportunities Fund

Foreign taxes paid during the fiscal year ended February 28, 2010, of $2,688,336 are being passed through to shareholders. This represents $0.02 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $27,047,054 ($0.23 per share) for the fiscal year ended February 28, 2010.

For non-corporate shareholders 88.81%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Multi-Advisor International Equity Fund

Foreign taxes paid during the fiscal year ended February 28, 2010, of $3,965,560 are being passed through to shareholders. This represents $0.03 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $41,675,488 ($0.32 per share) for the fiscal year ended February 28, 2010.

For non-corporate shareholders 53.59%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Funds Master Investment Trust, LLC

Columbia International Value Master Portfolio Annual Report

February 28, 2010

The following pages should be read in conjunction with Columbia International Value Fund's Annual Report.

Investment Portfolio – Columbia International Value Master Portfolio

February 28, 2010

Common Stocks – 97.6%
	Shares	Value ($)
Consumer Discretionary – 7.5%
Automobiles – 1.6%
Nissan Motor Co., Ltd. (a)	1,330,900	10,560,915
Renault SA (a)	125,200	5,148,454
Toyota Motor Corp.	387,300	14,516,394
Automobiles Total		30,225,763
Household Durables – 1.6%
Sony Corp.	897,900	30,824,413
Household Durables Total		30,824,413
Media – 1.7%
British Sky Broadcasting Group PLC	1,083,100	8,984,215
ITV PLC (a)	27,185,276	22,384,129
Media Total		31,368,344
Multiline Retail – 1.3%
Marks & Spencer Group PLC, ADR	2,485,740	24,983,676
Multiline Retail Total		24,983,676
Specialty Retail – 1.3%
Kingfisher PLC	7,819,700	25,635,468
Specialty Retail Total		25,635,468
Consumer Discretionary Total		143,037,664
Consumer Staples – 11.2%
Food & Staples Retailing – 7.8%
Carrefour SA	891,160	41,117,692
J Sainsbury PLC	4,965,329	25,015,015
Koninklijke Ahold NV	2,496,732	30,597,081
Seven & I Holdings Co., Ltd.	1,041,300	23,487,705
Wm. Morrison Supermarkets PLC	6,214,365	28,284,844
Food & Staples Retailing Total		148,502,337
Food Products – 2.1%
Unilever NV	1,288,649	38,778,631
Food Products Total		38,778,631
Tobacco – 1.3%
Japan Tobacco, Inc.	6,829	24,788,705
Tobacco Total		24,788,705
Consumer Staples Total		212,069,673

	Shares	Value ($)
Energy – 3.6%
Oil, Gas & Consumable Fuels – 3.6%
BP PLC	3,064,170	27,038,278
ENI SpA	1,571,047	35,446,817
Petroleo Brasileiro SA, ADR	170,243	6,537,331
Oil, Gas & Consumable Fuels Total		69,022,426
Energy Total		69,022,426
Financials – 18.8%
Capital Markets – 1.2%
Deutsche Bank AG, Registered Shares	132,250	8,397,949
UBS AG, Registered Shares (a)	975,930	13,454,525
Capital Markets Total		21,852,474
Commercial Banks – 9.6%
Barclays PLC	4,818,407	22,959,699
Chuo Mitsui Trust Holdings, Inc.	1,436,000	5,172,154
Credit Agricole SA	956,132	14,216,937
HSBC Holdings PLC	983,039	10,786,352
Intesa Sanpaolo SpA (a)	8,435,186	29,662,008
Mitsubishi UFJ Financial Group, Inc.	4,958,431	25,058,647
Mizuho Financial Group, Inc.	11,539,600	22,340,157
Natixis (a)	3,977,546	19,633,095
Royal Bank of Scotland Group PLC (a)	1,097,466	630,376
Royal Bank of Scotland Group PLC, ADR (a)	20,467	236,189
San-In Godo Bank Ltd.	233,000	1,846,272
Sumitomo Mitsui Financial Group, Inc.	781,042	25,107,276
Yamaguchi Financial Group, Inc.	425,000	4,654,454
Commercial Banks Total		182,303,616
Consumer Finance – 0.4%
Takefuji Corp.	1,689,230	7,491,211
Consumer Finance Total		7,491,211
Insurance – 7.6%
Aegon NV (a)	5,311,757	33,487,656
Mitsui Sumitomo Insurance Group Holdings, Inc.	1,373,000	35,219,393
Nipponkoa Insurance Co., Ltd.	1,611,000	9,882,323
Sompo Japan Insurance, Inc.	1,408,000	9,746,412

See Accompanying Notes to Financial Statements.

Columbia International Value Master Portfolio

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Swiss Reinsurance Co., Ltd., Registered Shares	451,300	20,282,768
Tokio Marine Holdings, Inc.	1,021,900	28,812,646
XL Capital Ltd., Class A	354,150	6,470,321
Insurance Total		143,901,519
Financials Total		355,548,820
Health Care – 12.8%
Pharmaceuticals – 12.8%
Astellas Pharma, Inc.	635,900	23,941,533
AstraZeneca PLC	991,685	43,601,998
Daiichi Sankyo Co., Ltd.	852,600	17,254,486
GlaxoSmithKline PLC	2,198,848	40,703,016
Ono Pharmaceutical Co., Ltd.	730,800	33,724,802
Sanofi-Aventis SA	697,686	51,034,230
Taisho Pharmaceutical Co., Ltd.	382,000	6,595,622
Takeda Pharmaceutical Co., Ltd.	565,400	25,614,666
Pharmaceuticals Total		242,470,353
Health Care Total		242,470,353
Industrials – 1.3%
Air Freight & Logistics – 0.2%
Deutsche Post AG, Registered Shares	225,000	3,659,605
Air Freight & Logistics Total		3,659,605
Commercial Services & Supplies – 1.1%
Dai Nippon Printing Co., Ltd.	1,555,000	20,565,311
Commercial Services & Supplies Total		20,565,311
Industrials Total		24,224,916
Information Technology – 15.4%
Communications Equipment – 5.3%
Alcatel-Lucent (a)	9,071,300	27,544,821
Nokia Oyj	2,979,465	40,143,907
Telefonaktiebolaget LM Ericsson, Class B	3,292,968	32,930,604
Communications Equipment Total		100,619,332
Computers & Peripherals – 0.6%
NEC Corp. (a)	3,879,000	10,784,096
Computers & Peripherals Total		10,784,096
Electronic Equipment, Instruments & Components – 4.2%
FUJIFILM Holdings Corp.	890,505	28,325,366
Hitachi Ltd. (a)	3,889,000	12,825,449

	Shares	Value ($)
TDK Corp.	185,000	11,410,884
Tyco Electronics Ltd.	1,038,543	26,617,857
Electronic Equipment, Instruments & Components Total		79,179,556
Office Electronics – 1.9%
Canon, Inc.	855,200	35,567,156
Office Electronics Total		35,567,156
Semiconductors & Semiconductor Equipment – 3.4%
Rohm Co., Ltd.	551,500	37,679,160
STMicroelectronics NV	3,166,900	27,425,656
Semiconductors & Semiconductor Equipment Total		65,104,816
Information Technology Total		291,254,956
Materials – 3.4%
Chemicals – 2.1%
Akzo Nobel NV	405,700	20,630,180
BASF SE	328,308	18,435,957
Chemicals Total		39,066,137
Construction Materials – 1.3%
Cemex SAB de CV, ADR (a)	2,032,228	19,428,100
Italcementi SpA	890,500	5,480,724
Construction Materials Total		24,908,824
Materials Total		63,974,961
Telecommunication Services – 20.6%
Diversified Telecommunication Services – 17.8%
Brasil Telecom SA, ADR (Ordinary) (a)	199,977	2,131,755
Brasil Telecom SA, ADR (Preference) (a)	352,511	7,240,576
Deutsche Telekom AG, Registered Shares	3,845,600	49,483,621
France Telecom SA	1,403,318	32,914,017
KT Corp., ADR (a)	286,131	5,487,993
Nippon Telegraph & Telephone Corp.	942,500	41,054,364
Portugal Telecom SGPS SA, ADR	5,584,476	58,804,532
Swisscom AG, ADR	688,200	23,677,727
Tele Norte Leste Participacoes SA, ADR	691,100	12,004,407
Telecom Corp. of New Zealand Ltd., ADR	1,486,604	11,744,172
Telecom Italia SpA	16,491,810	23,489,056

See Accompanying Notes to Financial Statements.

Columbia International Value Master Portfolio

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Telecom Italia SpA, Savings Shares	23,764,310	25,239,769
Telefonica SA, ADR	362,381	25,431,898
Telefonos de Mexico SA de CV, ADR, Class L	1,158,962	18,149,345
Diversified Telecommunication Services Total		336,853,232
Wireless Telecommunication Services – 2.8%
SK Telecom Co., Ltd.	160,077	23,806,606
SK Telecom Co., Ltd., ADR	617,639	10,302,218
Tim Participacoes SA, ADR	127,738	3,626,482
Vivo Participacoes SA, ADR	228,230	6,175,904
Vodafone Group PLC	4,677,390	10,088,329
Wireless Telecommunication Services Total		53,999,539
Telecommunication Services Total		390,852,771
Utilities – 3.0%
Electric Utilities – 3.0%
Centrais Electricas Brasileiras SA, ADR	2,801,140	36,414,820
Korea Electric Power Corp., ADR (a)	1,294,050	20,873,027
Electric Utilities Total		57,287,847
Utilities Total		57,287,847
Total Common Stocks (cost of $2,273,050,912)		1,849,744,387
Short-Term Obligation – 1.3%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.040%, collateralized by a U.S. Government Agency obligation maturing 01/15/13, market value $25,757,438 (repurchase proceeds $25,250,084)	25,250,000	25,250,000
Total Short-Term Obligation (cost of $25,250,000)		25,250,000
Total Investments – 98.9% (cost of $2,298,300,912) (b)		1,874,994,387
Other Assets & Liabilities, Net – 1.1%		21,372,124
Net Assets – 100.0%		1,896,366,511

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $2,298,300,912.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Master Portfolio's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$—	$143,037,664	$—	$143,037,664
Consumer Staples	—	212,069,673	—	212,069,673
Energy	6,537,331	62,485,095	—	69,022,426
Financials	6,706,510	348,842,310	—	355,548,820
Health Care	—	242,470,353	—	242,470,353
Industrials	—	24,224,916	—	24,224,916
Information Technology	26,617,857	264,637,099	—	291,254,956
Materials	19,428,100	44,546,861	—	63,974,961
Telecommunication Services	161,099,282	229,753,489	—	390,852,771
Utilities	57,287,847	—	—	57,287,847
Total Common Stocks	277,676,927	1,572,067,460	—	1,849,744,387
Total Short-Term Obligation	—	25,250,000	—	25,250,000
Total Investments	$277,676,927	$1,597,317,460	$—	$1,874,994,387

The Master Portfolio's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The Master Portfolio was invested in the following countries at February 28, 2010.

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
Japan	$584,851,970	31.2
United Kingdom	291,331,584	15.5
France	191,609,247	10.2
Netherlands	150,919,204	8.0
Italy	119,318,374	6.4
Switzerland	84,032,878	4.5
Germany	79,977,132	4.3
Brazil	74,131,274	4.0
South Korea	60,469,844	3.2
Portugal	58,804,532	3.1
Finland	40,143,908	2.1
Mexico	37,577,445	2.0
Sweden	32,930,604	1.8
Spain	25,431,898	1.4
United States*	25,250,000	1.3
New Zealand	11,744,172	0.6
Bermuda	6,470,321	0.4
	$1,874,994,387	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia International Value Master Portfolio
February 28, 2010

		($)
Assets	Investments, at identified cost	2,298,300,912
	Investments, at value	1,874,994,387
	Cash	17
	Receivable for:
	Dividends	22,718,913
	Interest	84
	Prepaid expenses	25,853
	Total Assets	1,897,739,254
Liabilities	Payable for:
	Investment advisory fee	1,135,792
	Administration fee	61,242
	Pricing and bookkeeping fees	13,622
	Trustees' fees	38,161
	Custody fee	71,498
	Other liabilities	52,428
	Total Liabilities	1,372,743
	Net Assets	1,896,366,511

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia International Value Master Portfolio
For the Year Ended February 28, 2010

		($)
Investment Income	Dividends	77,372,112
	Interest	22,199
	Foreign taxes withheld	(7,646,803)
	Total Investment Income	69,747,508
Expenses	Investment advisory fee	13,867,175
	Administration fee	744,088
	Pricing and bookkeeping fees	151,931
	Trustees' fees	36,614
	Custody fee	410,269
	Other expenses	129,256
	Expenses before interest expense	15,339,333
	Interest expense	53
	Total Expenses	15,339,386
	Custody earnings credit	(8)
	Net Expenses	15,339,378
	Net Investment Income	54,408,130
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized loss on:
	Investments	(188,049,417)
	Foreign currency transactions	(115,838)
	Net realized loss	(188,165,255)
	Net change in unrealized appreciation (depreciation) on:
	Investments	712,086,163
	Foreign currency translations	157,614
	Net change in unrealized appreciation (depreciation)	712,243,777
	Net Gain	524,078,522
	Net Increase Resulting from Operations	578,486,652

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia International Value Master Portfolio

Increase (Decrease) in Net Assets		Year Ended February 28, 2010 ($)	Year Ended February 28, 2009 ($)
Operations	Net investment income	54,408,130	89,138,505
	Net realized loss on investments and foreign currency transactions	(188,165,255)	(141,329)
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	712,243,777	(1,226,863,915)
	Net Increase (Decrease) Resulting from Operations	578,486,652	(1,137,866,739)
	Contributions	554,246,078	430,376,554
	Withdrawals	(587,073,502)	(1,334,632,286)
	Increase from regulatory settlements	494,889	—
	Total Increase (Decrease) in Net Assets	546,154,117	(2,042,122,471)
Net Assets	Beginning of period	1,350,212,394	3,392,334,865
	End of period	1,896,366,511	1,350,212,394

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Master Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended		Period Ended
	February 28,		February 29,		Year Ended March 31,
	2010	2009	2008 (a)		2007	2006	2005
Total return	46.24%	(42.12)%	(6.79	)%(b)	20.95%	24.88%	13.85%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (c)	0.87%	0.84%	0.81	%(d)	0.80%	0.80%	0.86%
Interest expense (e)	—%	—%	—	%(d)	—%	—%	—%
Net expenses (c)	0.87%	0.84%	0.81	%(d)	0.80%	0.80%	0.86%
Waiver/Reimbursement	—	—	—		—	—	0.05%
Net investment income (c)	3.08%	3.58%	3.27	%(d)	1.66%	1.88%	1.57%
Portfolio turnover rate	22%	5%	24	%(b)	19%	20%	21%

(a)  The Master Portfolio changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(b)  Not annualized.

(c)  The benefits derived from custody credits had an impact of less than 0.01%.

(d)  Annualized.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia International Value Master Portfolio
February 28, 2010

Note 1. Organization

Columbia Funds Master Investment Trust, LLC (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to Columbia International Value Master Portfolio (the "Master Portfolio").

The following investors were invested in the Master Portfolio at February 28, 2010:

Columbia International Value Master Portfolio*:
Columbia International Value Fund (the "Feeder Fund")	86.4%
Banc of America Capital Management Funds VII, LLC—International Value Fund	13.6%

*  The Master Portfolio serves as a master portfolio for the Columbia International Value Fund, which operates as a feeder fund in a master/feeder structure.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Master Portfolio in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Master Portfolio's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Master Portfolio's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Master Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use

Columbia International Value Master Portfolio, February 28, 2010 (continued)

assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Master Portfolio may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Master Portfolio's investment advisor, has determined are creditworthy. The Master Portfolio, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolio seeks to assert its rights.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Master Portfolio or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Master Portfolio will not incur any registration costs upon such resale.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Master Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Columbia International Value Master Portfolio, February 28, 2010 (continued)

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Master Portfolio becomes aware of such, net of any non-reclaimable tax withholdings.

Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains (losses) of the Master Portfolio.

Federal Income Tax Status

The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolio's assets, income and distributions will be managed in such a way that the Feeder Fund will be able to continue to qualify as a registered investment company by investing its assets through its Master Portfolio.

Foreign Tax

The Master Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Indemnification

In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Master Portfolio's maximum exposure under these arrangements is unknown because this would involve future claims against the Master Portfolio. Also, under the Master Trust's organizational documents and by contract, the Trustees and officers of the Master Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Master Trust. However, based on experience, the Master Portfolio expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

Unrealized appreciation and depreciation at February 28, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$192,313,125
Unrealized depreciation	(615,619,650)
Net unrealized depreciation	$(423,306,525)

Management is required to determine whether a tax position of the Master Portfolio is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Master Portfolio is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Master Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Master Portfolio. Columbia receives a monthly investment advisory fee based on the average daily net assets of the Master Portfolio at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.85%
$500 million to $1 billion	0.80%
$1 billion to $1.5 billion	0.75%
$1.5 billion to $3 billion	0.70%
$3 billion to $6 billion	0.68%
Over $6 billion	0.66%

Columbia International Value Master Portfolio, February 28, 2010 (continued)

For the year ended February 28, 2010, the effective investment advisory fee rate for the Master Portfolio was 0.78% of the Master Portfolio's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Master Portfolio. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about May 1, 2010 (the "Closing"). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, and administrator of the Master Portfolio. RiverSource Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Master Portfolio upon the Closing. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the closing. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Sub-Advisory Fee

Brandes Investment Partners, L.P. ("Brandes") has been retained by Columbia to serve as the investment sub-advisor to the Master Portfolio. As the sub-advisor, and subject to the oversight of Columbia and the Master Portfolio's Board of Trustees, Brandes is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolio. Columbia, from the investment advisory fee it receives, pays Brandes a monthly sub-advisory fee.

Administration Fee

Columbia provides administrative and other services to the Master Portfolio for a monthly administration fee at the annual rate of 0.05% of the Master Portfolio's average daily net assets less the fees payable by the Master Portfolio as described under the Pricing and Bookkeeping Fees note below.

The New Advisor will become the administrator of the Master Portfolio under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Master Portfolio has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Master Portfolio. The Master Portfolio has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Master Portfolio. Under the State Street Agreements, the Master Portfolio pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Master Portfolio for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Master Portfolio also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Master Portfolio has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Master Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Master Portfolio reimburses Columbia for out-of-pocket expenses.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Columbia International Value Master Portfolio, February 28, 2010 (continued)

Expense Limits and Fee Waivers

Columbia and/or some of the Master Portfolio's other service providers voluntarily agreed to waive fee and/or reimburse the Master Portfolio for certain expenses so that the Master Portfolio's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Master Portfolio's custodian, do not exceed the annual rate of 0.90% of the Master Portfolio's average daily net assets. Columbia, in its discretion, may revise or discontinue these arrangements at any time.

Fees Paid to Officers and Trustees

All officers of the Master Portfolio are employees of Columbia or its affiliates and receive no compensation from the Master Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolio in accordance with federal securities regulations.

Trustees are compensated for their services to the Master Portolio, as set forth on the Statement of Operations.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Master Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a portfolio of Columbia Funds Series Trust. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Master Portfolio used one broker that is an affiliate of BOA. Total brokerage commissions paid to the affiliated broker for the year ended February 28, 2010 was $13,345.

Note 5. Custody Credits

The Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended February 28, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Master Portfolio were $381,078,142 and $376,375,978, respectively.

Note 7. Regulatory Settlements

During the year ended February 28, 2010, the Master Portfolio received payments totaling $494,889 relating to certain regulatory settlements with third parties that the Master Portfolio had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Master Portfolio and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by the Master Portfolio is limited to the lesser of $200,000,000 and the Master Portfolio's borrowing limit set forth in the Master Portfolio's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Columbia International Value Master Portfolio, February 28, 2010 (continued)

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2010, the average daily loan balance outstanding on days where borrowing existed was $1,150,000 at a weighted average interest rate of 0.83%.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under

Columbia International Value Master Portfolio, February 28, 2010 (continued)

federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Report of Independent Registered Public Accounting Firm

To the Holders and Trustees of Columbia Funds Master Investment Trust, LLC

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Master Portfolio (constituting a series of Columbia Funds Master Investment Trust, LLC, hereafter referred to as the "Portfolio") at February 28, 2010, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2010

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 64; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 64; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; oversees 64; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 64; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 64; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 64; Board Member—Piedmont Natural Gas.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 64; Director—Renaissance Reinsurance Ltd; Director—Penn Mutual Life Insurance Company; Director—Citigroup.

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Board Consideration and Re-Approval of Current Investment Advisory and Sub-Advisory Agreements

The Boards of Trustees of Columbia Funds Series Trust and Columbia Funds Master Investment Trust, LLC (the "Boards"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA" or the "Adviser") for Columbia Global Value Fund, Columbia International Value Master Portfolio, Columbia Multi-Advisor International Equity Fund, Columbia Marsico International Opportunities Fund and Columbia Marsico Global Fund; (ii) investment sub-advisory agreements with Marsico Capital Management, LLC ("Marsico Capital") for Columbia Marsico International Opportunities Fund, Columbia Multi-Advisor International Equity Fund and Columbia Marsico Global Fund; and (iii) investment sub-advisory agreements with Brandes Investment Partners, L.P. ("Brandes") for Columbia Global Value Fund and Columbia International Value Master Portfolio. Brandes and Marsico Capital are hereafter referred to as the "Sub-Advisers". The investment advisory agreements with CMA and the investment sub-advisory agreements with the Sub-Advisers are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds and master portfolio identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 5-6, 2009, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements. The Boards also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Boards met in August for review and discussion of the materials described below. The Investment Committees of the Boards also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committees receive and discuss performance reports at their quarterly meetings. The Contracts Review Committees of the Boards also provided support in managing and coordinating the process by which the Boards reviewed the Advisory Agreements. The Boards' review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single controlling factor. The Boards evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

The Boards noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Boards noted that the Transaction was expected to close in the spring of 2010 and that their review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Nature, Extent and Quality of Services

The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms for CMA and the Sub-Advisers were made available to the Boards, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Advisers.

In addition, the Boards considered the investment and legal compliance programs of the Funds, CMA and the Sub-Advisers, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Boards evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Boards considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Boards concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Advisers.

Investment Advisory and Sub-Advisory Fee Rates and Other Expenses

The Boards reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Boards noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Boards also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Boards received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Boards reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Boards also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. ("Lipper") to be most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Boards also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

The Boards concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Boards also reviewed the Sub-Advisory Agreement Rates, including comparative fee information provided by the Adviser and the Adviser's recommendation that the Boards re-approve the Advisory Agreements with Marsico Capital and Brandes. The Boards also considered a breakpoint fee schedule charged by Marsico Capital, which serves as Sub-Adviser to certain of the Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were implemented on January 1, 2008. The Boards concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Fund Performance

The Boards considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Boards also considered certain risk-adjusted performance data.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Profitability

The Boards received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Boards concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale

The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Boards concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Boards' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Boards also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to their other clients, including separate accounts and institutional investors. In this regard, the Boards concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Advisers, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Advisers

The Boards received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Boards considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The

Boards also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients. The Boards concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Boards review materials received from CMA and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also reviews and assesses the quality of the services the Funds receives throughout the year. In this regard, the Boards and their Committees review reports of CMA and the Sub-Advisers at each of their quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Boards and their Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Fund-Specific Considerations for Certain "Review" Funds

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Boards engaged in further analysis with regard to approval of the Funds' Advisory Agreements. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios, and/or performance information relative to a Fund's Peer Group and/or Universe.

Columbia Marsico International Opportunities Fund—The Boards engaged in further review of Columbia Marsico International Opportunities Fund because its Actual Management Rate was appreciably above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Boards noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Boards concluded that the Fund's performance and Actual Management Rate were acceptable.

Columbia Global Value Fund—The Boards engaged in further review of Columbia Global Value Fund because its Actual Management Rate was appreciably above the median of its Peer Group and its performance over some periods was below the median of its Universe. However, the Boards noted other factors such as recent improvements in the Fund's total expense rankings, the inherently higher cost structure of subadvised funds, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Boards concluded that the Fund's performance and Actual Management Rate were acceptable.

Columbia Multi-Advisor International Equity Fund—The Boards engaged in further review of Columbia Multi-Advisor International Equity Fund because its Actual Management Rate was above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Boards noted other factors such as a total expense ratio that was appreciably below the median range of the Fund's Peer Group and recent actions taken by Columbia regarding portfolio management responsibilities. Taking into account these matters and other factors considered, the Boards concluded that the Fund's performance and Actual Management Rate were acceptable.

Conclusion

After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Boards, including all of the Independent Trustees, concluded that the compensation payable to CMA and the Sub-Advisers under the Advisory Agreements is fair and equitable. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

Board Consideration and Approval of Proposed Investment Advisory and Sub-Advisory Agreements

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds and trusts, for purposes of this shareholder report, the description is only relevant as to the Funds.

At a meeting held on December 21, 2009, the Boards of Trustees (the "Boards") of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC and Columbia Funds Series Trust II (each a "Trust" and collectively the "Trusts") unanimously approved a new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital"), MacKay Shields LLC ("Mackay Shields") and Brandes Investment Partners, L.P. ("Brandes") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trusts (each a "Fund" and collectively the "Funds"). As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of each Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital, Mackay Shields, and Brandes (the "Subadvised Funds") (Marsico Capital, MacKay Shields and Brandes are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC to Ameriprise (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and reapproval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Boards met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Boards, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of interim advisory and subadvisory agreements for each Fund.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided

The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Boards, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses

The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual nonmanagement fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data.

The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance

The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Boards also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability

In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process. The Trustees also noted that they would have ongoing opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale

The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/ rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients

The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by Riversource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers

The Trustees received and reviewed information regarding any expected "fall-out" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds.

Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised

Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain "Review" Funds

During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

Columbia Marsico International Opportunities Fund—The Trustees engaged in further review of Columbia Marsico International Opportunities Fund because its Actual Management Rate was appreciably above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Trustees noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Trustees concluded that the Fund's performance and Actual Management Rate were, at this time, acceptable, under the circumstances.

Columbia Global Value Fund—The Trustees engaged in further review of Columbia Global Value Fund because its Actual Management Rate was appreciably above the median of its Peer Group and its performance over some periods was below the median of its Universe. However, the Trustees noted other factors such as recent improvements in the Fund's total expense rankings, the inherently higher cost structure of subadvised funds, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Trustees concluded that the Fund's performance and Actual Management Rate were, at this time, acceptable, under the circumstances.

Columbia Multi-Advisor International Equity Fund—The Trustees engaged in further review of Columbia Multi-Advisor International Equity Fund because its Actual Management Rate was above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Trustees noted other factors such as a total expense ratio that was appreciably below the median range of the Fund's Peer Group and recent actions taken by Columbia regarding portfolio management responsibilities. Taking into account these matters and other factors considered, the Trustees concluded that the Fund's performance and Actual Management Rate were, at this time, acceptable, under the circumstances.

Conclusion

After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Boards unanimously approved the Proposed Advisory and Subadvisory Agreements.

Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the International/Global Stock Funds listed on the front cover.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about a fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 800.345.6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Columbia Management®

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Boston, MA 02111-2621

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Columbia Management®

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Stock Funds

Annual Report, February 28, 2010

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/35030-0210 (04/10) 10/F6R3I2

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing. Fee information for fiscal year 2009 also includes fees for one series that was liquidated during 2009.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2010 and February 28, 2009 are approximately as follows:

2010	2009
$40,600	$40,600

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2010 and February 28, 2009 are approximately as follows:

2010	2009
$4,600	$9,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2010 and 2009, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended February 28, 2010 and February 28, 2009, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2010 and February 28, 2009 are approximately as follows:

2010	2009
$6,000	$25,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  In fiscal year 2009, Tax Fees also include agreed-upon procedures related to the review of a final tax return.

During the fiscal years ended February 28, 2010 and February 28, 2009, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2010 and February 28, 2009 are approximately as follows:

2010	2009
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2010 and February 28, 2009 are approximately as follows:

2010	2009
$1,119,400	$893,100

In both fiscal years 2010 and 2009, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2010 also includes fees for agreed upon procedures related to the sale of the long-term asset management business.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended February 28, 2010 and February 28, 2009 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2010 and February 28, 2009 are approximately as follows:

2010	2009
$1,130,000	$927,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Master Investment Trust, LLC

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	April 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	April 21, 2010

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	April 21, 2010